As filed with the Securities and Exchange Commission on September 28, 2015



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No. ___        Post-Effective Amendment No. ___

                        --------------------------------

                               AB BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                        --------------------------------

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                                901 K Street, NW
                                   Suite 800
                              Washington, DC 20001

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on October 28, 2015 pursuant to Rule 488.

Title of Securities Being Registered: Advisor Class shares of beneficial interest, par value $.001 per share, of the following series of the Registrant:
AB Income Fund.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

November 4, 2015

Dear Shareholders:

      The Board of Directors (the "Directors") of AllianceBernstein Income Fund, Inc. (the "Fund"), a Maryland corporation and a closed-end management investment company, is asking the shareholders of the Fund to approve the acquisition of the assets and assumption of the liabilities of the Fund by AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc., a Maryland corporation and an open-end management investment company, pursuant to an Agreement and Plan of Acquisition and Dissolution (the "Plan"). For this purpose, the Directors have approved a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on February 1, 2016.

      The proposed acquisition is described in more detail in the attached Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. If the shareholders of the Fund approve the Plan providing for the acquisition by the Acquiring Fund at the Meeting, the acquisition is expected to be completed in the first quarter of 2016.

      The Fund has the same investment objective as the Acquiring Fund. Like the Fund, the Acquiring Fund will normally invest at least 80% of its net assets in income-producing securities. The most significant difference between the Fund and the Acquiring Fund is that, while the Fund invests at least 65% of its total assets in securities issued by the U.S. government and related repurchase agreements, the Acquiring Fund will invest at least 65% of its total assets in securities of U.S. and foreign governments and related repurchase agreements. The Acquiring Fund will have an additional policy to invest at least 65% of its total assets in securities denominated in U.S. dollars, which will serve to reduce the currency risks associated with investments in foreign government securities. The Fund's investment adviser, AllianceBernstein L.P. (the "Adviser"), is the Adviser of the Acquiring Fund, and the day-to-day management of, and investment decisions for, the Fund and the Acquiring Fund are made by the same portfolio managers. The acquisition is expected to be tax-free to the shareholders of the Fund for federal income tax purposes.

      The Acquiring Fund's expenses are expected to be significantly higher than the Fund's expenses, at least initially, because of substantial redemptions typically experienced by a closed-end fund after reorganizing into an open-end fund and the resulting decrease in Fund assets as shareholders take the opportunity to redeem shares received in the reorganization at their net asset value ("NAV"). Expenses are also expected to be higher due to the higher costs of operating an open-end fund (e.g., higher transfer agency and shareholder servicing costs). To address these higher expenses, the Adviser has agreed to waive fees and/or reimburse expenses of the Acquiring Fund for a two-year period beginning with the Fund's commencement of operations so that the expenses of Advisor Class shares of the Acquiring Fund will be comparable to, but higher than (by approximately 8 basis points), the Fund's current expenses.

      If the acquisition of the Fund by the Acquiring Fund is approved by the Fund's shareholders at the Meeting, each shareholder will receive Advisor Class shares of the Acquiring Fund. These shares of the Acquiring Fund will have an aggregate NAV equal to the aggregate NAV of the shareholder's holding in the Fund. The Fund would then be de-registered as a registered investment company, dissolved, and its shares delisted from the New York Stock Exchange. Shareholders of the Fund will not be assessed any sales charges or other individual shareholder fees in connection with the acquisition.

      The Directors have given careful consideration to the proposed Plan and the acquisition and have concluded that the acquisition is in the best interests of the Fund. The Directors unanimously recommend that you vote "for" the proposed Plan and the acquisition of the Fund by the Acquiring Fund.

      We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to vote your shares. Computershare Fund Services, a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to authorize a proxy to vote your shares. No matter how many shares you own, your vote is important.

Sincerely,


Robert M. Keith
President

                      ALLIANCEBERNSTEIN INCOME FUND, INC.

                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 1, 2016

To the Shareholders of AllianceBernstein Income Fund, Inc.:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of AllianceBernstein Income Fund, Inc. (the "Acquired Fund"), a closed-end management investment company organized as a Maryland corporation, is to be held at 3:00 p.m. Eastern time at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York l0105, on February 1, 2016.

      At the Meeting you will be asked to consider and approve a proposal to vote upon an Agreement and Plan of Acquisition and Dissolution (the "Plan") providing for the acquisition of all of the assets of the Acquired Fund in exchange for shares of common stock of AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc., a Maryland corporation and an open-end management investment company, the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the dissolution of the Acquired Fund.

      Record owners of shares of the Acquired Fund as of the close of business on November 4, 2015, are entitled to vote at the Meeting or any adjournments or postponements thereof. If you attend the Meeting, you may vote your shares in person. If you do not attend the Meeting, you may authorize a proxy to vote your shares by completing, signing and returning the enclosed proxy card by mail in the envelope provided, or by following the instructions on the proxy card to authorize a proxy to vote your shares by telephone or the Internet.

      Your vote is important. If you have any questions, please contact us toll-free at (877) 632-0901 for additional information.

By order of the Board of Directors

Sincerely,


-----------------------
Emilie Wrapp
Secretary
November 4, 2015




--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save AllianceBernstein Income Fund, Inc. the necessity of further solicitations to ensure a quorum at the Meeting. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                      ALLIANCEBERNSTEIN INCOME FUND, INC.

                          1345 Avenue of the Americas
                            New York, New York 10105
                           Toll Free: (800) 221-5672


                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in the attached Combined Proxy Statement and Prospectus ("Proxy Statement/ Prospectus"). Please review the full Proxy Statement/Prospectus before casting your vote or authorizing a proxy to vote your shares.

1.    What is this document and why was it sent to you?

      The attached Proxy Statement/Prospectus provides you with information about the proposed acquisition of the assets of AllianceBernstein Income Fund, Inc. (the "Acquired Fund"), a closed-end management investment company organized as a Maryland corporation, by AB Income Fund (the "Acquiring Fund," and, together with the Acquired Fund, the "Funds"), a series of AB Bond Fund, Inc. (the "Company"), an open-end management investment company organized as a Maryland corporation (the "Acquisition"). The purposes of the Proxy Statement/Prospectus are to (1) solicit votes from shareholders of the Acquired Fund to approve the proposed Acquisition, as described in the Agreement and Plan of Acquisition and Dissolution, between the Acquired Fund and the Company, on behalf of the Acquiring Fund (the "Plan"), and (2) provide information about the Acquiring Fund.

      This Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the proposed Acquisition. The Proxy Statement/Prospectus should be retained for future reference.

2.    How is this proxy different from the one I received in March 2015?

      The proxy you received in March in connection with the Acquired Fund's annual meeting of shareholders held on April 16, 2015 (the "Annual Meeting") requested that, at the annual meeting, you vote to elect three Directors of the Acquired Fund and vote on a non-binding shareholder proposal (the "Non-Binding Shareholder Proposal"). The Non-Binding Shareholder Proposal, which requested that the Board of Directors of the Acquired Fund (the "Board" or the "Directors") consider authorizing a self-tender offer for all of the Fund's outstanding common shares and, if more than 50% of such shares are tendered, take steps to liquidate, merge or convert the Acquired Fund into an open-end mutual fund, was approved by the Acquired Fund's shareholders at the Annual Meeting.

3.    What is the purpose of the Acquisition?

      As noted above, the Acquired Fund's shareholders recently approved the Non-Binding Shareholder Proposal, which requested, among other things, that the Directors consider authorizing a significant tender offer for the Acquired Fund's common shares. The Directors currently believe that authorizing such a significant tender offer would have adverse consequences for the Acquired Fund and its shareholders because it would reduce the Acquired Fund's size, force the Acquired Fund to liquidate a large portion of its portfolio securities to pay for tendered shares, and lead to a material increase in the Acquired Fund's expense ratio, while potentially having little or no long-term impact on the level of the discount. To avoid imposing such adverse consequences on the Acquired Fund, and recognizing that, based on the results of the Annual Meeting, there was significant support among shareholders of the Acquired Fund for merging the Fund with, or converting the Fund into, an open-end fund, AllianceBernstein L.P. (the "Adviser") recommended and the Board determined that it was in the best interests of the Acquired Fund to propose to the Acquired Fund's shareholders that the Fund be reorganized into the Acquiring Fund.

      The purpose of the Acquisition is to transfer the assets and liabilities of the Acquired Fund to the Acquiring Fund, which was formed for purposes of the Acquisition. As discussed in the Proxy Statement/Prospectus, after carefully considering the recommendation of the Adviser, the Board approved the submission of the Plan to shareholders of the Acquired Fund for approval. In reaching this conclusion, the Directors considered, among other factors:

      o that shareholders who receive Advisor Class shares of the Acquiring Fund in the Acquisition will be able to redeem their shares at their net asset value ("NAV") (subject to a 0.75% redemption fee during the three-month period following the closing of the Acquisition);

      o that, as an open-end fund, rather than a closed-end fund with a charter provision requiring submission to shareholders of an open-ending proposal when certain discount related conditions are met and shareholders representing at least 10% of the outstanding shares so request, the Acquiring Fund is not susceptible to the type of activities currently engaged in by activist shareholders of the Acquired Fund, which have been, and could continue to be, costly to the Acquired Fund;

      o the continuity of management, as the Acquiring Fund will have the same Adviser and the same portfolio managers, and will be overseen by the same Directors and be serviced by some of the same service providers as the Acquired Fund;

      o that the Acquiring Fund will have the same investment objective as the Acquired Fund, and the Acquiring Fund will normally invest at least 65% of its total assets in both U.S. and foreign government securities and related repurchase agreements unlike the Acquired Fund, which invests 65% of its total assets in U.S. government securities and related repurchase agreements, exposing the Acquiring Fund to greater foreign securities risk and emerging and frontier market risk;

      o that the Acquiring Fund will invest at least 65% of its total assets in securities denominated in U.S. dollars and no more than 25% of its securities of issuers in any one country other than the U.S.;

      o the comparison of fees for the Funds, including that the investment advisory fees will be structured differently than the current advisory fee since the investment advisory fee will not be partly based on the Acquiring Fund's income and will be higher than the fee rate currently paid by the Acquired Fund in the current low interest rate environment, although it will be lower than the fee rate paid by the Acquired Fund in most prior periods, and that the expenses of the Acquiring Fund will be significantly higher, at least initially, but will be subject to a fee waiver and/or expense reimbursement by the Adviser for a two-year period beginning with the Acquiring Fund's commencement of operations, that will limit the Acquiring Fund's operating expenses during such period for Advisor Class shares to an amount that, on an annual basis, is comparable to, but higher than, the Acquired Fund's current total expense ratio;

      o that the Acquiring Fund, as an open-end rather than a closed-end fund, will be managed utilizing somewhat less leverage and with higher cash balances than the Acquired Fund;

      o     the costs of the Acquisition and the allocation thereof; and

      o the expectation that the Acquired Fund and its shareholders will not recognize any gain or loss upon the Acquisition for federal income tax purposes, but that the Acquiring Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Acquisition to satisfy expected redemption requests.

      The Acquisition will not occur unless it is approved by the affirmative vote of at least 2/3 of the votes entitled to be cast by the shareholders of the Acquired Fund. The Directors unanimously recommend that you vote "FOR" the Acquisition.

4.    How will the proposed Acquisition work?

      Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

      o the transfer of all of the assets of the Acquired Fund in exchange for Advisor Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

      o the distribution of the Advisor Class shares of the Acquiring Fund received by the Acquired Fund to shareholders of the Acquired Fund; and

      o     the complete liquidation and dissolution of the Acquired Fund.

      Shareholders of the Acquired Fund at the time of the Acquisition will become Advisor Class shareholders of the Acquiring Fund. If the Plan is approved by the Acquired Fund's shareholders at the Special Meeting of Shareholders to be held on February 1, 2016 (the "Meeting"), the Acquisition is expected to occur during the first quarter of 2016.

5.    Who is eligible to vote on the Acquisition?

      Shareholders of record of the Acquired Fund at the close of business on November 4, 2015 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you held Acquired Fund shares on the Record Date, you have the right to vote even if you later sold your shares. Each share is entitled to one vote. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Meeting, will be voted according to shareholders' instructions. If you date, sign and return a proxy but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

6.    How will the Acquisition affect shareholders of the Acquired Fund?

      Shareholders of the Acquired Fund, a Maryland corporation and a closed-end investment company whose shares trade on the New York Stock Exchange (the "NYSE"), will become Advisor Class shareholders of the Acquiring Fund, a Maryland corporation and an open-end investment company. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total NAV equal to the NAV of shares held by the shareholder in the Acquired Fund as of the Effective Time of the Acquisition. Shareholders of the Acquiring Fund will be able to redeem their Acquiring Fund shares at any time for such shares' then-current NAV after the Acquisition, except that, during the three-month period following the Acquisition, Advisor Class shares redeemed or exchanged for the Advisor Class shares of other AB mutual funds will be subject to a redemption fee of 0.75% to help the Acquiring Fund defray expected transaction costs incurred in response to redemption requests from former shareholders of the Acquired Fund. Shares of the Acquired Fund will be delisted from the NYSE following the Closing Date.

7.    Who manages the Acquiring Fund?

      The Adviser serves as investment adviser to the Acquiring Fund and the Acquired Fund. The Adviser manages assets totaling approximately $485 billion as of June 30, 2015, of which approximately $99 billion represented assets of registered investment companies sponsored by the Adviser. Currently, the Adviser advises 33 registered investment companies, comprising 139 separate investment portfolios.

      The management of, and investment decisions for, the Acquiring Fund are made by Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan, the same team responsible for managing the Acquired Fund.

      The Acquiring Fund is overseen by the same Board of Directors as the Acquired Fund.

8. What are the differences between an open-end investment company and a closed-end investment company?

      Closed-end funds, like the Acquired Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. As a result, shareholders of a closed-end fund wishing to buy or sell their shares generally must do so through a broker-dealer in securities markets and pay or receive the prevailing market price, which may be more (a premium) or less (a discount) than the NAV of the closed-end fund's shares. In addition, closed-end funds are able to use leverage to a greater extent than open-end funds. This is because closed-end funds are permitted by the Investment Company Act of 1940, as amended, (the "1940 Act") to issue preferred stock and debt securities, and have a relatively stable asset base, which makes it easier to establish and maintain leverage in accordance with the requirements of the 1940 Act, as well as other requirements.

      Open-end funds issue, and continuously offer, shares that generally are sold and can be redeemed or sold back to the fund at the shares' NAV less any applicable sales charges. Because open-end funds must be able to satisfy redemption requests from their shareholders on a daily basis, they may not be as fully invested as closed-end funds, which may affect performance. In addition, open-end funds are generally unable to use leverage to the same extent as closed-end funds due to 1940 Act restrictions and a less stable asset base due to daily purchases and redemption requests. This, in turn, may affect an open-end fund's ability to generate the same yield as a closed-end fund with the same investment objective. Shareholders of an open-end fund may benefit from increases in assets of the fund through economies of scale whenever asset levels increase, but can be adversely affected from decreases in the assets of the fund. In addition, open-end funds are required to maintain a higher percentage of liquid assets than closed-end funds.

9.    How will the Acquisition affect the advisory fees and expenses?

      The advisory fee of the Acquiring Fund is structured differently than the current advisory fee of the Acquired Fund, since it is not partly based on the Acquiring Fund's income, and will be higher than the fee rate currently paid by the Acquired Fund in the current low interest rate environment, although it will be lower than the fee rate paid by the Acquired Fund in most prior periods. The Acquiring Fund's expenses are expected to be significantly higher, at least initially, than the Acquired Fund's expenses due to the higher costs of operating as an open-end fund (e.g., higher transfer agency and shareholder servicing costs) and the expected redemptions that typically occur after a closed-end fund is reorganized into an open-end fund, resulting in a decrease in the Acquiring Fund's assets. The Adviser has agreed to waive fees and/or reimburse the operating expenses of the Acquiring Fund for a two-year period beginning with the Acquiring Fund's commencement of operations, so that the operating expenses of the Advisor Class shares of the Acquiring Fund after the Acquisition will be limited to an amount that, on an annual basis, is comparable to, but higher (by approximately 8 basis points) than, the current operating expenses of the Acquired Fund.

10.   What happens if shareholders of the Acquired Fund do not approve the Plan?

      If shareholders of the Acquired Fund do not approve the Plan, the Acquisition will not occur, the Acquired Fund will continue to operate as a closed-end fund and its shares would continue to trade on the NYSE. The Directors of the Acquired Fund may consider other alternatives for the Fund in such event.

11.   Who is paying the expenses of the Acquisition?

      The costs and expenses related to the Acquisition will be paid by the Acquired Fund, except that any costs and expenses related to the Acquisition that exceed $540,000 (other than fees and expenses of counsel to the Directors who are not "interested persons" of the Acquired Fund or the Acquiring Fund) will be paid by the Adviser.

12.   Who do I call if I have questions about the Meeting or the Acquisition?

      If you have any questions about the Meeting or the Acquisition, please call AllianceBernstein Investor Services, Inc. toll-free at (800) 221-5672 from 9:00 a.m. to 5:00 p.m. Eastern time, or Computershare Fund Services, the Acquired Fund's proxy solicitor, at (877) 632-0901.

13. Where may I find additional information regarding the Acquired Fund and the Acquiring Fund?

      Additional information relating to the Acquired Fund and the Acquiring Fund has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated into the Proxy Statement/Prospectus by reference:

      o The Statement of Additional Information dated as of November 4, 2015 that has been filed with the SEC in connection with the Proxy Statement/Prospectus (the "Acquisition SAI");

      o The audited financial statements and related independent registered public accounting firm's report for the Acquired Fund contained in its annual report for the fiscal year ended December 31, 2014; and

      o The unaudited financial statements for the six-month period ended June 30, 2015 contained in the Acquired Fund's semi-annual report.


      In addition, reports, proxy statements and other information concerning the Acquired Fund may be inspected at the NYSE.

      Because the Acquiring Fund is a recently created fund that has not yet commenced operations, no shareholder reports for the Acquiring Fund are available.

      Copies of the annual and semi-annual reports to shareholders of the Acquired Fund, and the Prospectus and Statement of Additional Information of the Acquiring Fund, are available, along with the Proxy Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:             c/o AllianceBernstein Investor Services, Inc.
                     P.O. Box 786003
                     San Antonio, TX 78278-6003

By phone:            (800) 221-5672


      All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:           at the SEC's Public Reference Room in Washington, DC

By phone:            1-202-551-8090 (for information on the operations of the
                     Public Reference Room only)

By mail: Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:     www.sec.gov

Other Important Things to Note:

      o You may lose money by investing in the Acquired Fund or the Acquiring Fund.

      o The SEC has not approved or disapproved these securities or passed upon the adequacy of the Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

                           PROXY STATEMENT/PROSPECTUS

                                November 4, 2015

                             FOR THE ACQUISITION OF

                      AllianceBernstein Income Fund, Inc.
                          1345 Avenue of the Americas
                            New York, New York 10105

                                       BY

                                 AB Income Fund
                         a series of AB Bond Fund, Inc.
                          1345 Avenue of the Americas
                            New York, New York l0105
                                 (800) 221-5672

      This Combined Proxy Statement and Prospectus (the "Proxy Statement/Prospectus") is being sent to you in connection with the solicitation of proxies by the Board of Directors of AllianceBernstein Income Fund, Inc., a Maryland corporation (the "Acquired Fund"), for use at a Special Meeting of Shareholders (the "Meeting") of the Acquired Fund at 3:00 p.m. Eastern time at the principal executive offices of AllianceBernstein, L.P., the investment adviser to the Acquired Fund (the "Adviser"), located at 1345 Avenue of the Americas, New York, New York l0105, on February 1, 2016.

      At the Meeting you will be asked to consider and vote upon the following proposal:

            To approve an Agreement and Plan of Acquisition and Dissolution (the "Plan") providing for the acquisition of all of the assets of the Acquired Fund in exchange for shares of common stock of AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc. (the "Company"), a Maryland corporation and an open-end investment company, assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the "Acquisition") and the dissolution of the Acquired Fund.

      The Acquired Fund is a closed-end management investment company whose shares trade on the New York Stock Exchange (the "NYSE"). The Acquiring Fund is a newly created series of the Company, an open-end management investment company. Each of the Acquired Fund and the Company is an investment company registered with the Securities and Exchange Commission (the "SEC") and is organized as a Maryland corporation.

      This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal to approve the Plan (the "Proposal"). You should read it and keep it for future reference. If the Proposal is approved, the Acquisition will be accomplished through the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Advisor Class shares of the Acquiring Fund, which will be distributed to shareholders of the Acquired Fund, and the assumption by the Acquiring Fund of the Acquired Fund's liabilities. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total net asset value ("NAV") equal to the NAV of shares held by the shareholder in the Acquired Fund as of the time that the shares of the Acquired Fund and Acquiring Fund (each, a "Fund" and together, the "Funds") are valued for determining NAV for the Acquisition (4:00 p.m. Eastern time, on the day before the date of the closing of the Acquisition (the "Closing Date"), or such other date and time as may be agreed upon by the parties to the Plan (the "Valuation Time")). Because Acquired Fund shareholders will receive Acquiring Fund shares, this Prospectus/Proxy Statement also serves as a prospectus for the offering of Advisor Class shares of the Acquiring Fund in connection with the Acquisition. The Acquired Fund expects that this Proxy Statement/Prospectus will be mailed to shareholders on or about November 5, 2015.

      Additional information relating to the Funds and this Proxy Statement/Prospectus is set forth in the Statement of Additional Information to this Proxy Statement/Prospectus dated November 4, 2015 (the "Acquisition SAI"), which is incorporated herein by reference. Additional information about the Funds has been filed with the SEC and is available upon request and without charge by writing to the applicable Fund or by calling (800) 221-5672. In addition, shares of the Acquired Fund are listed on the NYSE, and reports, proxy statements and other information concerning the Acquired Fund may be inspected at the NYSE.

Important Notice Regarding Availability of Proxy Materials for the Meeting to Be Held on February 1, 2016. The Proxy Statement is available on the Internet at www.abglobal.com/abfundsproxy.

                               TABLE OF CONTENTS

                                                                            Page

PROPOSAL: APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND DISSOLUTION.....5

SUMMARY .......................................................................6

         COMPARISON OF INVESTMENT ADVISORY FEES................................6

         COMPARISON OF EXPENSES................................................6

         COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT
              STRATEGIES.......................................................7

         PRINCIPAL RISKS.......................................................8

         RISKS RELATING TO DIFFERENCES IN PORTFOLIO MANAGEMENT.................9

         FEDERAL INCOME TAX CONSEQUENCES.......................................9

         COMPARISON OF FUND SHARES.............................................9

         COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES.....................10

         SERVICE PROVIDERS....................................................10

         COMPARISON OF BUSINESS STRUCTURES....................................10

INFORMATION ABOUT THE ACQUISITION.............................................11

         INTRODUCTION.........................................................11

         DESCRIPTION OF THE PLAN..............................................11

         REASONS FOR THE ACQUISITION..........................................12

         BOARD CONSIDERATION OF THE PLAN AND ACQUISITION......................12

         DESCRIPTION OF THE SECURITIES TO BE ISSUED...........................15

         DIVIDENDS AND OTHER DISTRIBUTIONS....................................16

         SHARE CERTIFICATES...................................................16

         FEDERAL INCOME TAX CONSEQUENCES......................................16

         CAPITALIZATION INFORMATION...........................................17

INFORMATION ABOUT THE FUNDS...................................................17

         MANAGEMENT OF THE FUNDS..............................................17

         ADVISORY AGREEMENTS AND FEES.........................................20

         ACQUIRING FUND DISTRIBUTION ARRANGEMENTS.............................21

         ADMINISTRATIVE AND TRANSFER AGENCY ARRANGEMENTS......................21

VOTING INFORMATION............................................................21

LEGAL MATTERS.................................................................22

FINANCIAL HIGHLIGHTS..........................................................22

INFORMATION FILED WITH THE SEC................................................23

Appendix A: FORM OF AGREEMENT AND PLAN OF ACQUISITION AND DISSOLUTION........A-1

Appendix B: FUND PERFORMANCE.................................................B-1

Appendix C: FEE INFORMATION..................................................C-1

Appendix D: COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.................D-1

Appendix E: DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS......................E-1

Appendix F: CERTAIN INFORMATION APPLICABLE TO SHARES OF THE ACQUIRING FUND...F-1

Appendix G: COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATION................G-1

Appendix H: CAPITALIZATION...................................................H-1

Appendix I: SHARE OWNERSHIP INFORMATION......................................I-1

--------------------------------------------------------------------------------
       THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF
    THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                    PROPOSAL

        APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND DISSOLUTION

      The Board of Directors (the "Board" or the "Directors") of the Acquired Fund approved the Plan at a meeting of the Board held on August 4-5, 2015. Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

      o the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Advisor Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

      o the distribution of Advisor Class shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

      o     the liquidation and dissolution of the Acquired Fund.

      Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Advisor Class shares of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time. It is expected that shareholders of the Acquired Fund will recognize no gain or loss for federal income tax purposes in connection with the Acquisition. If approved by the shareholders of the Acquired Fund at the Meeting, the Acquisition is expected to occur in the first quarter of 2016.

      The shareholders of the Acquired Fund must approve the Proposal in order for the Acquisition to occur. Approval of the Proposal requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast by the shareholders of the Acquired Fund. The Acquisition does not require approval of the shareholders of the Acquiring Fund.

      A quorum for the transaction of business by shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Acquired Fund entitled to vote at the Meeting.

      Based on its consideration of, among other factors, the benefits expected to be received by shareholders of the Acquired Fund in becoming shareholders of the Acquiring Fund, the Directors of the Acquired Fund concluded that the Acquisition is in the best interests of the Acquired Fund. In reaching this conclusion, the Directors considered that: the Acquired Fund's shareholders recently approved a shareholder proposal indicating significant support for providing shareholders with liquidity at NAV; the Acquiring Fund, as an open-end fund rather than a closed-end fund with a charter provision mandating submission to shareholders of an open-ending proposal when certain conditions are met, would not be subject to the tactics of activists that have been, and could continue to be, costly to the Acquired Fund; the investment objective of the Acquiring Fund is the same as that of the Acquired Fund; the most significant difference between the Acquired Fund and the Acquiring Fund is that the Acquiring Fund invests at least 65% of its total assets in U.S. and foreign government securities and related repurchase agreements whereas the Acquired Fund invests at least 65% of its total assets in U.S. government securities and related repurchase agreements; the advisory fee arrangements differ, including that the advisory fee rate for the Acquired Fund would be higher than the current fee rate for the Acquired Fund due to the current very low interest rate environment; for an initial two-year period beginning with the Acquiring Fund's commencement of operations, the expenses (after fee waiver and/or reimbursement) of Advisor Class shares of the Acquiring Fund will be comparable to but higher than those of the Acquired Fund; the similarities and differences between the investment policies and strategies of the Acquiring Fund and the Acquired Fund, and related risks; the different advisory fee arrangements of the Acquiring Fund and the Acquired Fund; and the Adviser and portfolio managers of the Acquired Fund are the same as those of the Acquiring Fund.

      The Directors unanimously recommend that shareholders of the Acquired Fund vote "FOR" the Plan.

      For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Information about the Acquisition - Reasons for the Acquisition."

                                    SUMMARY

      The following summary highlights differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Plan. This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders of the Acquired Fund should read this entire Proxy Statement/Prospectus carefully. For additional information about the Acquiring Fund, please read the prospectus of the Acquiring Fund. This Proxy Statement/Prospectus, the accompanying Notice of the Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about November 5, 2015.

      The Acquired Fund, a closed-end management investment company whose shares trade on the NYSE, is organized as a Maryland corporation. The Acquiring Fund is a newly created series of the Company, an open-end management investment company that is organized as a Maryland corporation. The investment objective of each of the Acquired Fund and the Acquiring Fund is high current income consistent with preservation of capital. Each of the Acquired Fund and the Acquiring Fund is a diversified investment company.

      The Acquired Fund will be the accounting survivor of the Acquisition and the Acquiring Fund will carry over the performance record of the Acquired Fund. Performance information of the Acquired Fund is included in Appendix B.

Comparison of Investment Advisory Fees

      The investment advisory fee of the Acquired Fund consists of a base fee of 0.30% of the first $250 million of the Fund's average weekly net assets and 0.25% of average weekly net assets in excess of $250 million plus an income component of 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities or gains realized from options, futures and swaps, less interest on money borrowed by the Fund). The Acquired Fund's advisory fee may not exceed 0.80% of the Acquired Fund's average weekly net assets during any month. The current advisory fee, as of August 31, 2015, is 0.49%, which, due to current low interest rates, is lower than the 10-year average effective rate of 0.58%. Because the Acquiring Fund is an open-end fund, instituting a similar income-based fee for the Acquiring Fund would present a marketing impediment for a number of the Adviser's distribution partners. The Acquiring Fund has instead an asset-based fee, typical for open-end funds, at the annualized rate of 0.60% of the first $2.5 billion of the Acquiring Fund's average daily net assets; 0.55% of the excess of $2.5 billion up to $5 billion; and 0.50% of the excess over $5 billion, which fee will accrue daily and be paid monthly. The advisory fee rate is higher than the advisory fee rate of the Acquired Fund due to the current historically low interest rate environment, although it is lower than the fee rate paid by the Acquired Fund in most prior periods. The Acquired Fund and the Acquiring Fund reimburse the Adviser for the costs of providing administrative and accounting services to the Funds.

Comparison of Expenses

      The Acquiring Fund is expected to have, at least initially, significantly higher gross expenses than the Acquired Fund. The Acquiring Fund's gross expenses for Advisor Class shares are estimated to be 0.76% as compared to expenses of the Acquired Fund of 0.55% (both excluding interest expense) at current net asset levels. Gross expenses are estimated at 0.78% with a 25% reduction in net assets, 0.82% with a 50% reduction in assets; and 0.93% with a 75% reduction in net assets. The Acquisition is likely to result in an increase in the total net expenses of the Acquired Fund because substantial redemptions typically accompany the reorganization of a closed-end fund into an open-end fund with a corresponding decrease in fund assets and increase in expenses, at least over the short-term. The Adviser expects these redemptions to be partially offset over the medium- to longer-term by increased sales of Acquiring Fund shares, although there can be no assurances that the Acquiring Fund will be successful in making sales sufficient to offset the expected redemptions. Higher expenses also result from the increased costs of operating an open-end fund. For example, open-end funds are typically subject to higher transfer agency and shareholder servicing costs and expenses than closed-end funds, and this would be the case for the Acquiring Fund. Higher expenses may result in the Acquiring Fund paying lower dividends than the Acquired Fund currently pays.

      To address the anticipated higher expenses of the Acquiring Fund, the Adviser has agreed to implement fee waivers and/or expense reimbursements for the Acquiring Fund to the extent necessary to limit total fund operating expenses of Advisor Class shares, which shareholders of the Acquired Fund will receive in the Acquisition, to 0.63% of the Acquiring Fund's average daily net assets. This fee waiver/expense limitation agreement will continue in effect initially for two years beginning with the Acquiring Fund's commencement of operations. As a result of this undertaking, the total fund operating expenses for Advisor Class shares of the Acquiring Fund are expected to be approximately 8 basis points higher than the current total fund operating expenses for shares of the Acquired Fund, but materially lower than they would be without the expense limitation. More detailed information about the Funds' fees is included in Appendix C.

Comparison of Investment Objectives and Principal Investment Strategies

      The following table shows the investment objective and principal investment strategies of each Fund:

               AllianceBernstein Income Fund, Inc.                     AB Income Fund
                         (Acquired Fund)                              (Acquiring Fund)
------------------------------------------------------------------------------------------------
Investment   The investment objective of the Acquired   The investment objective of the
Objective    Fund is high current income consistent     Acquiring Fund is high current income
             with preservation of capital.              consistent with preservation of capital.

------------------------------------------------------------------------------------------------

Principal    The Acquired Fund normally invests at      The Acquiring Fund invests, under normal
Investment   least 80% of its net assets in             circumstances, at least 80% of its net
Strategies   income-producing securities.               assets in income-producing securities.

             The Acquired Fund normally invests at      The Acquiring Fund normally invests at
             least 65% of its total assets in           least 65% of its total assets in
             securities issued or guaranteed by the     securities of U.S. and foreign
             U.S. government, its agencies or           governments, their agencies or
             instrumentalities ("U.S. Government        instrumentalities and repurchase
             Securities") and repurchase agreements     agreements relating to U.S. Government
             pertaining to U.S. Government              Securities.
             securities. The Acquired Fund may also
             invest in other debt securities,           The Acquiring Fund invests at least 65%
             including those of foreign governmental    of its total assets in U.S. dollar
             issuers. The Acquired Fund may invest up   denominated securities.
             to 35% of its total assets in
             obligations issued or guaranteed by a
             foreign government or any of its
             political subdivisions, authorities,
             agencies, or instrumentalities ("Foreign
             Government Securities") of issuers
             considered stable by the Adviser.

             The Fund may also invest up to 35% of      The Acquiring Fund may also invest up to
             its total assets in other fixed-income     35% of its total assets in
             securities, corporate debt securities,     non-government fixed-income securities,
             certificates of deposit, bankers'          including corporate debt securities,
             acceptances and interest bearing savings   non-government mortgage-backed and other
             deposits of banks and commercial paper.    asset-backed securities, certificates of
                                                        deposit and commercial paper.

             The Acquired Fund may invest up to 35%     The Acquiring Fund may invest up to 35%
             of its net assets in securities rated      of its net assets in below investment
             below Baa by Moody's Investor Service,     grade securities (commonly known as
             Inc. ("Moody's") or below BBB by S&P       "junk bonds").
             Rating Services ("S&P") or, if not
             rated, of comparable investment quality
             as determined by the Adviser.

             The Acquired Fund will not invest 25% or   The Acquiring Fund will not invest more
             more of its total assets in the Foreign    than 25% of its total assets in
             Government Securities of any one           securities of issuers in any one country
             country.                                   outside of the U.S.

             The Acquired Fund utilizes certain other   In an effort to enhance income and
             investment techniques, including           reduce market risk, the Acquiring Fund
             options, futures, forwards and swaps,      expects to invest in derivatives, such
             intended to enhance income and reduce      as options, futures contracts, forwards
             market risk.                               and swaps. The Acquiring Fund may also
                                                        enter into transactions, such as reverse
                                                        repurchase agreements, that are similar
                                                        to borrowings for investment purposes.

      Additional information about the Funds' investment objectives, strategies and policies is contained in Appendix D.

      Fundamental and Non-Fundamental Policies. Fundamental policies are policies that, under the Investment Company Act of 1940, as amended (the "1940 Act"), may not be changed without a shareholder vote. The Acquired Fund's investment objective is a fundamental policy that may not be changed without a shareholder vote, while the Acquiring Fund's investment objective is not a fundamental policy. The Acquired Fund's policy to invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements relating to U.S. Government Securities is a fundamental policy, whereas the Acquiring Fund's policy to invest at least 65% of its total assets in U.S. or foreign government securities is not a fundamental policy. Classifying the Acquiring Fund's investment objective and policy as non-fundamental will give the Directors more flexibility to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote.

      Please refer to Appendix D for additional information about the fundamental and non-fundamental policies of the Acquired Fund and the Acquiring Fund.

Principal Risks

      The principal risks of the Acquiring Fund are similar to those of the Acquired Fund. Risks include market risk, credit risk, interest rate risk, foreign (non-U.S.) risk, derivatives risk, leveraging risk, currency risk, duration risk, mortgage-backed and/or other asset-backed securities risk, below investment grade securities risk, liquidity risk and management risk. As noted above, the Acquired Fund normally invests at least 65% of its total assets in U.S. Government Securities (and repurchase agreements relating to U.S. Government Securities), whereas the Acquiring Fund normally invests at least 65% of its total assets in securities of both U.S. and foreign governments (and repurchase agreements relating to U.S. Government Securities). To the extent that the Acquiring Fund invests more of its assets in the securities of foreign governments, as it is expected to do, it will be subject to, among other risks associated with such investments, greater foreign (non-U.S.) securities risk and emerging and frontier market risk than those of securities of developed markets issuers. Foreign risk is the risk that investments in issuers located in foreign countries may have greater price volatility and less liquidity. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. Emerging and frontier market risk is the risk that investments in emerging and frontier markets may be more pronounced than the risks involved in investing in more developed foreign markets. Risks associated with investing in emerging and frontier markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. To limit these risks, the Acquiring Fund will be limited to investing at least 65% of its total assets in securities denominated in U.S. dollars. Such securities have historically tended to be of better quality and liquidity than securities denominated in most non-U.S. currencies. In addition, securities denominated in U.S. dollars do not have the currency risk associated with securities denominated in non-U.S. currencies.

      Additional information about the Funds' risks is provided in Appendix E.

Risks Relating to Differences in Portfolio Management

      As described above, although the Funds' respective investment objectives are the same, the Acquiring Fund will be managed differently than the Acquired Fund is currently managed. These differences could have a potentially adverse impact on the yield and performance of the Acquiring Fund as compared to the Acquired Fund. For example, the Acquiring Fund will not be able to employ leverage to the same extent as the Acquired Fund, and the use of leverage has historically contributed positively to the Acquired Fund's net income per share. Limitations on the use of leverage could cause the Acquiring Fund's yield to be lower than the Acquired Fund's current yield. In addition, as an open-end fund, the Acquiring Fund will normally be required to maintain a larger cash position than the Acquired Fund currently maintains in order to meet potential redemptions expected to occur after the Acquisition and on an ongoing basis and, in the event cash on hand is insufficient to satisfy redemption requests, the Acquiring Fund may be required to liquidate securities in order to meet such requests. While the Acquiring Fund's positions in securities of U.S. and foreign governments will typically be liquid, liquidating certain of its other positions within a short period of time could pose challenges. Liquidating portfolio positions, particularly less liquid securities, at inopportune times could have significant adverse effects, depressing the prices received by the Acquiring Fund and the value of its remaining positions.

Federal Income Tax Consequences

      The Funds expect that the Acquisition will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), with substantially the following results: No gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of the Acquired Fund. The holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Fund held by the shareholder, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Acquisition. The holding period and tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition will generally be the same as the holding period and tax basis of each such asset in the hands of the Acquired Fund prior to the Acquisition. It is a condition to the closing of the Acquisition that both the Acquired Fund and Acquiring Fund receive an opinion of Seward & Kissel LLP confirming these consequences, as further discussed below under "Information About the Acquisition--Federal Income Tax Consequences." An opinion of counsel is not binding on the Internal Revenue Service.

      Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Losses") for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 ("Post-2010 Losses") may generally be carried forward without limit and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses. The Acquired Fund has no carryforwards of Pre-2011 Losses, and has $(16,955,334) of net short-term Post-2010 Loss carryforwards from the Fund's last fiscal year ended December 31, 2014. The Acquisition is not expected to affect the Acquiring Fund's ability to use capital loss carryforwards. The ability of the Acquiring Fund to use capital losses to offset gains (even in the absence of the Acquisition) also depends on factors other than loss limitations, such as the future realization of capital losses or gains.

      Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information about the Acquisition.

Comparison of Fund Shares

      The Acquired Fund offers one class of shares. In contrast, the Acquiring Fund offers multiple share classes, which, in addition to Advisor Class shares, currently include Class A, Class C, Class R, Class K, Class I and Class Z shares (such other classes collectively, the "Additional Share Classes"). Information regarding the Additional Share Classes, including the expenses of the Additional Share Classes, is available in the Acquiring Fund's prospectus.

Comparison of Purchase and Redemption Procedures

      As a result of the Acquisition, holders of Acquired Fund shares will receive Advisor Class shares of the Acquiring Fund. Because the Acquired Fund is a closed-end fund whose shares trade on the NYSE and the Acquiring Fund is an open-end fund, the distribution and purchase procedures of the Acquired Fund and the Advisor Class shares of the Acquiring Fund are different.

      Buying and Redeeming Shares. The Acquired Fund does not redeem its outstanding shares or engage in the continuous sale of new securities. Rather, shares of the Acquired Fund are listed on the NYSE and traded in the secondary market, and are bought and sold through financial intermediaries at prevailing market prices, which may be equal to, higher or lower than their NAV. In contrast, the Acquiring Fund issues and redeems Acquiring Fund shares at prices based on their NAV (less any contingent deferred sales charge, and a 0.75% redemption fee on Advisor Class shares for the three-month period following the Closing Date) on each business day (i.e., any day on which the NYSE is open for trading), as described in the Acquiring Fund's prospectus. The Acquiring Fund has no minimum initial investment amount for Advisor Class shares.

      Exchanging Shares. Shares of the Acquired Fund do not have any exchange rights. Acquiring Fund shareholders are entitled to exchange their Advisor Class shares for Advisor Class shares of other AB mutual funds of equivalent NAV (less a 0.75% redemption fee on Advisor Class shares of the Acquiring Fund exchanged during the three-month period following the Closing Date) without sales or service charges.

      Redemption Fee. Closed-end funds that reorganize into open-end funds are typically subject to substantial redemptions, and temporary redemption fees may be imposed in such situations. Advisor Class shares redeemed or exchanged for the Advisor Class shares of other AB mutual funds will be subject to a redemption fee of 0.75% for the three-month period following the Closing Date. The imposition of the redemption fee is intended to help the Acquiring Fund defray the transaction costs it might incur in response to redemption requests. It is expected that the redemption fee would serve to, among other things, offset some of the direct and indirect costs associated with the Acquisition, including any costs of liquidating portfolio positions, and as an anti-dilution measure to benefit remaining shareholders.

      More information on distribution, purchase and redemption procedures of the Acquiring Fund is provided in Appendix F.

Service Providers

      The Funds are serviced by many of the same service providers. The Adviser is the investment adviser to each Fund, State Street Bank and Trust Company is the custodian for each Fund and Ernst & Young LLP is the independent registered public accounting firm for each Fund. However, there are some differences in service providers, in part due to the fact that the Acquired Fund is a NYSE-listed closed-end fund and the Acquiring Fund is an open-end fund. Computershare Trust Company, N.A. ("Computershare") is the dividend paying agent, transfer agent and registrar for the Acquired Fund, and AllianceBernstein Investor Services, Inc. ("ABIS"), which is an affiliate of the Adviser, is the transfer agent for the Acquiring Fund and receives a fee for providing shareholder services to the Acquiring Fund. ABIS currently provides phone inquiry services to the Acquired Fund pursuant to a Shareholder Inquiry Agency Agreement between ABIS and the Acquired Fund. In addition, AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), the Company's principal underwriter, is the distributor of the Acquiring Fund's shares.

Comparison of Business Structures

      As described above, the Acquired Fund is a closed-end management investment company organized as a Maryland corporation governed by its Charter, Bylaws and Maryland law. The Acquiring Fund is a newly created series of the Company, an open-end management investment company organized as a Maryland corporation, which is governed by its Charter, Bylaws and Maryland law. For more information on the comparison of the business structures of the Funds, see Appendix G.

                       INFORMATION ABOUT THE ACQUISITION

Introduction

      This Proxy Statement/Prospectus is provided to you to solicit your proxy for exercise at the Meeting to approve the Acquisition. The Meeting will be held at 1345 Avenue of the Americas, New York, New York 10105 at 3:00 p.m., Eastern time, on February 1, 2016. This Proxy Statement/Prospectus, the accompanying Notice of Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about November 5, 2015.

Description of the Plan

      As provided in the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Acquired Fund and deliver to the Acquired Fund a number of Advisor Class shares of the Acquiring Fund having an aggregate NAV equal to the value of the assets of the Acquired Fund, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund. The assets and liabilities of the Acquired Fund will be valued as of the Valuation Time. The Advisor Class shares of the Acquiring Fund will be delivered to the Acquired Fund on the next full business day following the Valuation Time (the "Exchange Date"). Immediately following the delivery of the Advisor Class shares to the Acquired Fund on the Exchange Date, the Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the Advisor Class shares received from the Acquiring Fund. The Advisor Class shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total NAV equal to the NAV of shares held by the shareholder in the Acquired Fund as of the Exchange Date.

      The distribution of Advisor Class shares to Acquired Fund shareholders will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the name of such Acquired Fund shareholders, each account representing the respective number of Advisor Class shares due the respective shareholder. Certificates for Advisor Class shares will not be issued.

       Following the distribution of Advisor Class shares of the Acquiring Fund in full liquidation of the Acquired Fund, the Acquired Fund will wind up its affairs, cease operations and dissolve as soon as is reasonably practicable after the Acquisition. If the shareholders do not approve the Plan, the Acquisition will not occur. The Adviser will continue as investment adviser to the Acquired Fund and the current service providers will continue to provide services to the Acquired Fund. The Directors of the Acquired Fund will consider options for the Acquired Fund, including continuing its operations as a closed-end investment company.

      The projected costs and expenses of the Acquisition, primarily legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $600,000. These costs and expenses will be borne by the Acquired Fund, except that any costs and expenses that exceed $540,000 (other than fees and expenses of counsel to the Directors who are not "interested persons" of the Acquired Fund or the Acquiring Fund (the "Independent Directors")) will be paid by the Adviser.

      Completion of the Acquisition is subject to certain conditions set forth in the Plan, including approval of the Acquisition by shareholders of the Acquired Fund. Assuming satisfaction of the conditions in the Plan, the Acquisition will be completed on the Closing Date, which is expected to be in the first quarter of 2016. However, any shareholder of the Acquired Fund may sell his or her shares prior to the Acquisition.

      The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to shareholder approval of the Acquisition that materially alters the obligations of either party. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Directors that proceeding with the Plan is not in the best interests of the relevant Fund or its shareholders.

      A form of the Plan is attached as Appendix A.

Reasons for the Acquisition

      Over the course of several meetings in 2014 and 2015, the Adviser discussed with the Directors of the Acquired Fund issues relating to the Fund's trading discount, increasingly significant ownership of the Fund by activist shareholders, the activities engaged in by such shareholders and the potential adverse consequences to the Fund of such activities. In particular, at the meeting of the Directors held on May 5-7, 2015 (the "May Board Meeting"), the Adviser discussed with the Directors the approval by the Acquired Fund's shareholders of the Non-Binding Shareholder Proposal, which requested that the Directors of the Acquired Fund consider authorizing a self-tender offer for all of the Fund's outstanding common shares and, if more than 50% of such shares are tendered, take steps to liquidate, merge or convert the Acquired Fund into an open-end mutual fund. The Directors currently believe that authorizing such a significant tender offer could have adverse consequences for the Fund and its shareholders, because it could reduce the Fund's size, cause the Fund to liquidate a large portion of its portfolio securities to pay for tendered shares, and may lead to a material increase in the Fund's expense ratio, while potentially having little or no long-term impact on the level of the discount.

      At the meeting of the Directors held on August 4-5, 2015 (the "August Board Meeting"), the Adviser discussed the proposed Acquisition with the Directors, noting that reorganizing the Acquired Fund into the Acquiring Fund through the Acquisition (which would not involve a tender offer) should be consistent with the views of Acquired Fund shareholders who support open-ending the Fund while also permitting the Acquired Fund to avoid incurring some of the adverse effects of a significant tender offer of Acquired Fund shares. In addition, the Adviser noted that the Acquisition would allow current shareholders of the Acquired Fund to liquidate the shares of the Acquiring Fund received in the Acquisition at their NAV. The Adviser also discussed with the Board its expectation that the Acquiring Fund would serve as a desirable investment option for retail customers, thereby helping to potentially offset any increase in Fund expenses caused by redemptions by current Acquired Fund shareholders. The Adviser recommended that the Directors approve, and recommend to Acquired Fund shareholders for their approval, the proposed Plan and the Acquisition.

Board Consideration of the Plan and Acquisition

      In its consideration of the proposed Plan and the Acquisition, the Directors reviewed detailed information provided by the Adviser and considered, among other things, the factors discussed below in light of their fiduciary duties under federal and state law. The Directors considered the differences between closed-end funds and open-end funds generally and the advantages and disadvantages of reorganizing the Acquired Fund into the Acquiring Fund.

Comparison of Closed-End Funds and Open-End Funds

      The Directors considered that shareholders of a closed-end fund wishing to buy or sell their shares generally must do so through a broker-dealer and pay or receive the prevailing market price, which may be more or less than NAV, and that closed-end funds are able to use leverage to a greater extent than open-end funds. They also considered that open-end funds issue, and continuously offer, shares that generally can be redeemed or sold back to the fund at the shares' NAV (less any redemption fee or contingent deferred sales charge), and are generally unable to use leverage to the same extent as closed-end funds. In addition, the Directors considered that open-end funds are required to maintain a higher percentage of liquid assets than closed-end funds.

Advantages of Reorganizing the Acquired Fund into the Acquiring Fund

      Redemption at NAV. Shareholders of the Acquiring Fund will have the right to redeem Advisor Class shares of the Acquiring Fund at any time (except in certain circumstances, as permitted under the 1940 Act) at their current NAV (subject to a 0.75% redemption fee during the three-month period following the Closing Date). The ability to obtain the current NAV (without imposition of a sales charges or long-term redemption fee) would constitute a potential immediate benefit to shareholders of the Acquired Fund to the extent that its shares are trading at a discount to NAV prior to the Acquisition.

      Shareholder Services. The Acquiring Fund provides more services to its shareholders than the Acquired Fund provides to its shareholders. For example, the Acquiring Fund offers exchange privileges that permit its shareholders to exchange their shares for shares of other open-end funds within the AB Fund complex. Such exchange privileges are not available for the shareholders of the Acquired Fund.

      Raising Capital. The Acquired Fund has been limited recently in its ability to raise capital through share sales because the 1940 Act restricts the ability of a fund to sell its shares at a price below NAV. The Acquiring Fund continuously offers its shares and may sell additional shares at any time. Significant inflows of new capital into the Acquiring Fund in the future can potentially result in a lower expense ratio for the Fund as fixed expenses are spread over a larger asset base.

      Annual Shareholder Meetings. The Acquired Fund is subject to NYSE rules requiring annual meetings of shareholders. The Acquiring Fund is not required to hold annual stockholder meetings, except under certain limited circumstances required under the 1940 Act, and therefore will not bear the costs and expenses of holding annual shareholder meetings.

      Investment Policies of Acquiring Fund. The Acquiring Fund's investment policy of normally investing at least 65% of its total assets in securities of U.S. and foreign governments, their agencies and instrumentalities, and repurchase agreements pertaining to U.S. government securities permits the Acquiring Fund to invest a greater portion of its assets in foreign government securities than the Acquired Fund. The Directors considered that such exposure and diversification could provide a relatively low-risk source of income and otherwise be beneficial to the Acquiring Fund, particularly in light of concerns over rising U.S. interest rates. The Directors also considered that this difference in the Acquiring Fund's investment policies could enable the Adviser to better balance duration and credit risk.

Disadvantages of Reorganizing the Acquired Fund into the Acquiring Fund

      Higher Expense Ratio. The gross expenses ratio of the Acquiring Fund is expected to be significantly higher, at least initially, than the current expense ratio of the Acquired Fund due to the additional costs of operating an open-end fund (e.g., higher transfer agency and shareholder servicing costs and SEC and state blue sky registration fees) and to the expected redemptions that typically occur after a closed-end fund is reorganized into an open-end fund, resulting in a decrease in fund assets.

      Impact on Portfolio Management. Although the Funds' respective investment objectives are the same, the Acquiring Fund will not be able to employ leverage to the same extent as the Acquired Fund, and the use of leverage has historically contributed positively to the Acquired Fund's net income per share. Limitations on the use of leverage could cause the Acquiring Fund's yield to be lower than the Acquired Fund's current yield. In addition, as an open-end fund, the Acquiring Fund will normally be required to maintain a larger cash position than the Acquired Fund currently maintains.

      Potential Tax Consequences to Shareholders. Although the Acquired Fund and its shareholders are not expected to recognize gain or loss upon the Acquisition for federal income tax purposes, the Acquiring Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Acquisition.

      Investment Policies of Acquiring Fund. As noted above, the Acquiring Fund's investment policies permit the Fund to invest a greater portion of its assets in foreign government securities than the Acquired Fund. To the extent that the Acquiring Fund invests more of its assets in foreign securities than the Acquired Fund, it would be more subject to the risks associated with such investments, such as greater price volatility and less liquidity.

Consideration of the Directors of the Acquired Fund

      After careful consideration, the Directors (including all Directors who are not "interested persons" of the Acquired Fund, the Adviser or its affiliates), with the advice and assistance of independent counsel, determined that the Acquisition would be in the best interests of the Acquired Fund. The Directors approved the Plan and the Acquisition and dissolution and recommended that the shareholders of the Acquired Fund vote in favor of the Acquisition by approving the Plan. In reaching this conclusion, the Directors considered, among other factors:

      o Elimination of Activist Shareholder Activities and Related Costs. The Acquired Fund has a charter provision that mandates the submission to shareholders of an open-ending proposal if certain discount related conditions are met and shareholders representing at least 10% of the outstanding shares request such submission. This and other factors have resulted in significant levels of activism in the Acquired Fund in recent years. The Acquiring Fund, as an open-end fund, is not susceptible to the type of activities currently engaged in by activist shareholders of the Acquired Fund. The Board considered that such activities have been, and could continue to be, costly to the Acquired Fund.

      o Shareholder Support for Liquidity at NAV. The Acquired Fund's shareholders recently approved a shareholder proposal which requested that the Board consider authorizing a self-tender offer for all of the Acquired Fund's outstanding common shares and, if more than 50% of such shares are tendered, take steps to liquidate, merge or convert the Acquired Fund into an open-end mutual fund. Such shareholder approval indicated significant shareholder support for providing Acquired Fund shareholders with liquidity at NAV. Acquiring Fund shares, which do not trade on an exchange, will not be subject to discounts. Accordingly, shareholders who receive Advisor Class shares of the Acquiring Fund through the Acquisition will be able to redeem their shares at NAV (subject to a 0.75% redemption fee for the three-month period following the Closing
            Date) on each business day, as described in the Acquiring Fund's prospectus.

      o Investment Objective and Investment Strategies. The Acquiring Fund will have the same investment objective as the Acquired Fund. Like the Acquired Fund, the Acquiring Fund will normally invest at least 80% of its net assets in income-producing securities. In addition, like the Acquired Fund, no more than 35% of the Acquiring Fund's net assets may be invested in below investment grade securities. The most significant difference between the Acquiring Fund and the Acquired Fund is that, while the Acquired Fund invests at least 65% of its total assets in securities issued by the U.S. government and related repurchase agreements, the Acquiring Fund will invest at least 65% of its total assets in securities of U.S. and foreign governments and related repurchase agreements. To the extent that the Acquiring Fund invests more of its assets in the securities of foreign governments, as it is expected to do, it will be subject to, among other risks associated with such investments, greater foreign (non-U.S.) securities risk and emerging and frontier market risk than those of securities of developed markets issuers. However, the Acquiring Fund will have an additional policy to invest at least 65% of its total assets in securities denominated in U.S. dollars, which will serve to reduce the currency risks associated with investments in foreign government securities, and no more than 25% of the Acquiring Fund's total assets may be invested in securities of issuers in any one country other than the U.S.

      o Management and Service Providers. The Acquiring Fund will have the same investment adviser and the same portfolio managers, and will be overseen by the same Directors, and be serviced by some of the same service providers as the Acquired Fund. ABIS, which currently provides phone inquiry services to the Acquired Fund, will act as the transfer agent for the Acquiring Fund and ABI, the Company's principal underwriter, will be the distributor of the Acquiring Fund's shares. ABIS and ABI are affiliates of the Adviser.

      o Comparison of Investment Advisory Fees. The Acquiring Fund is subject to an investment advisory fee rate that is structured differently than the Acquired Fund's fee, since it will not be partly based on the Acquiring Fund's income. Under the terms of the Acquired Fund's investment advisory agreement with the Adviser, the Fund pays the Adviser an advisory fee in an amount equal to a base fee of 0.30% of the Fund's average weekly net assets up to $250 million, plus 0.25% of average weekly net assets in excess of $250 million, and an income-based fee of 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities or gains realized from options, futures and swaps, less interest on money borrowed by the Fund). However, the Acquired Fund's advisory fee may not exceed 0.80% of the Acquired Fund's average weekly net assets during any month. The current advisory fee, as of August 31, 2015, is 0.49%, which, due to low interest rates, is lower than the 10-year average effective fee rate of 0.58%. Instituting a similar income-based fee for the Acquiring Fund could be a marketing impediment in distributing the Acquiring Fund's shares. The Adviser recommended an asset-based fee typical for an open-end fund. The proposed advisory fee at the annualized rate of 0.60% of the first $2.5 billion of the Acquiring Fund's average daily net assets; 0.55% of the excess of $2.5 billion up to $5 billion; and 0.50% of the excess over $5 billion will be higher than the fee rate currently paid by the Acquired Fund in the current low interest rate environment, although it will be lower than the fee rate paid by the Acquired Fund in most prior periods and very close to the 10-year average effective rate of the Acquired Fund. The Acquired Fund and the Acquiring Fund both reimburse the Adviser for the costs of providing administrative and accounting services to the Funds.

      o Expense Ratio. Because closed-end funds that open-end are typically subject to substantial redemptions and a resulting decrease in assets, which would affect the Acquiring Fund's expense ratio, the gross expense ratio of the Acquiring Fund is expected to be, at least initially, significantly higher. Expenses are also expected to be higher because of the additional costs of operating an open-end fund. The Adviser has agreed to waive fees and/or reimburse expenses to limit the annual operating expenses of Advisor Class shares, the class of shares that the Acquired Fund's shareholders will receive in the Acquisition, to 0.63% for the two-year period beginning with the Acquiring Fund's commencement of operations. This expense cap is higher than, but comparable to, the current total expense ratio of the Acquired Fund of 0.55%, although that expense ratio would be expected to increase with an increase in market interest rates. As noted above, substantial redemptions may accompany the reorganization of a closed-end fund into an open-end fund. The imposition of the 0.75% redemption fee on Advisor Class share redemptions and exchanges for the three-month period following the Closing Date is intended to help the Acquiring Fund defray expected transaction costs incurred in response to redemption requests.

      o Tax-Free Reorganization. The Acquisition is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. As a result, no gain or loss is expected to be recognized by the Acquired Fund or the Fund's shareholders upon (i) the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Advisor Class shares, (ii) the assumption of the Acquired Fund's liabilities by the Acquiring Fund, (iii) the distribution of the Advisor Class shares by the Acquired Fund to its shareholders in complete liquidation of the Fund, or (iv) the receipt by Acquired shareholders of Advisor Class shares of the Acquiring Fund in exchange for their Acquired Fund shares.

      o Costs and Expenses of the Acquisition. The costs and expenses of the Acquisition are estimated to be approximately $600,000. These costs and expenses will be paid by the Acquired Fund, except that any costs and expenses that exceed $540,000(other than fees and expenses of counsel to the Independent Directors) will be paid by the Adviser.

      o Exchange Privileges. Following the Closing Date, shareholders of the Acquired Fund who received Advisor Class shares of the Acquiring Fund through the Acquisition will have exchange privileges with other AB mutual funds. Acquiring Fund shareholders are entitled to exchange their Advisor Class shares for Advisor Class shares of other fund in the AB mutual fund group of equivalent NAV (less a 0.75% redemption fee on Advisor Class shares of the Acquiring Fund exchanged during the three-month period following the Closing Date) without sales or service charges following the Closing Date.

      Based on the foregoing and additional information presented at the August Board Meeting and at other meetings of the Directors, the Directors determined that the Acquisition would be in the best interests of the Acquired Fund and its shareholders. The Directors approved the Plan and the Acquisition, subject to approval by shareholders of the Acquired Fund, and the solicitation of the shareholders of the Acquired Fund to vote "FOR" the approval of the Plan.

Description of the Securities to be Issued

      Advisor Class shares of the Acquiring Fund will be issued to the Acquired Fund's shareholders in accordance with the Plan, as described above. Advisor Class shares will not be subject to an initial sales charge or 12b-1 distribution fees. Advisor Class shareholders will be entitled to exchange their Advisor Class shares of the Acquiring Fund for Advisor Class shares of another fund in the AB mutual fund group without sales or service charges. During the three-month period following the Closing Date, Advisor Class shares redeemed or exchanged for the Advisor Class shares of other AB mutual funds will be subject to a redemption fee of 0.75% to help the Acquiring Fund defray expected transaction costs incurred in response to redemption requests from former shareholders of the Acquired Fund.

      Under the Plan, the Acquiring Fund will issue shares of its Advisor Class shares for distribution to the Acquired Fund shareholders. Each Advisor Class share of the Acquiring Fund represents an equal proportionate interest with the other Advisor Class shares of the Acquiring Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Acquiring Fund as authorized by the Company's Directors. Advisor Class shares of the Acquiring Fund authorize their holders to one vote per full share and fractional votes for fractional shares held. Shares of the Acquiring Fund issued to the shareholders of the Acquired Fund pursuant to the Acquisition will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Shares will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request.

Dividends and Other Distributions

      On or before the Valuation Time, as defined in the Plan, the Acquired Fund will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain and net long-term capital gain as applicable to maintain its treatment as a regulated investment company under the Code.

Share Certificates

      The Acquiring Fund will not issue certificates representing Acquiring Fund shares generally or in connection with the Acquisition. Ownership of the Acquiring Fund's shares will be shown on the books of the Acquiring Fund's transfer agent. If you currently hold certificates representing shares of the Acquired Fund, it is not necessary to surrender the certificates.

Federal Income Tax Consequences

      Subject to certain stated assumptions contained therein, the Acquired Fund and the Acquiring Fund will receive an opinion of Seward & Kissel LLP substantially to the effect that, for United States federal income tax purposes:

      (i) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      (ii) no gain or loss will be recognized by the Acquired Fund on the transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in
Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

      (iii) the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

      (iv) the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

      (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption of the liabilities of the Acquired Fund;

      (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Acquisition;

      (vii) the aggregate tax basis of the Acquiring Fund shares that each Acquired Fund shareholder receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

      (viii) each Acquired Fund shareholder's holding period for the Acquiring Fund shares received in the Acquisition will include the period for which such shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

      This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

      Shareholders of the Acquired Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to foreign, state and local tax consequences, if any, of the Acquisition.

Capitalization Information

      For information on the existing capitalization of the Acquired Fund and pro forma capitalization of the Acquiring Fund, see Appendix H.


                          INFORMATION ABOUT THE FUNDS

      Each of the Acquired Fund and the Acquiring Fund is a "diversified" investment company registered under the 1940 Act. The Acquired Fund is a closed-end management investment company organized as a Maryland corporation. The Acquiring Fund is a newly formed series of the Company, an open-end management investment company organized as a Maryland corporation.

Management of the Funds

      Each of the Acquired Fund and the Acquiring Fund is overseen by the same Board of Directors. In overseeing the management of the business and affairs of each Fund, the Directors approve all significant agreements between the Fund (or the Company, as applicable) and persons or companies furnishing services to it, including the Fund's agreements with the Adviser and the Fund's other service providers, including the administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund's officers, subject to the Fund's investment objective and policies and the general supervision by the Directors. Subsequent to the consummation of the Acquisition, the Directors and officers of the Acquiring Fund will continue to serve as the Directors and officers of the combined Fund.


      The following table presents information about the Directors.

                                                                                                  Number of
                                                                                                Portfolios in       Other
                                                                                                   AB Fund      Public Company
      Name, Address*                                                                               Complex       Directorship
    Age and (Year First                         Principal Occupation(s)                            Overseen     Currently Held
        Elected**)                          During Past Five Years or Longer                     by Director     by Director
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS

Chairman of the Board         Private Investor since prior to 2010. Former Chairman and CEO of       121        Xilinx, Inc.
Marshall C. Turner, Jr.,#     Dupont Photomasks, Inc. (components of semi-conductor                             (programmable
73                            manufacturing). He has extensive operating leadership and                         logic semi-
(2005)                        venture capital investing experience, including five interim or                   conductors)
                              full-time CEO roles, and prior service as general partner of                      since 2007
                              institutional venture capital partnerships.  He also has extensive non-profit board leadership experience and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since
                              1992, and director or trustee of multiple AB funds since 2005.
                              He has been Chairman of the AB Funds since January 2014, and the
                              Chairman of the Independent Directors Committees of such Funds since February 2014.

John H. Dobkin,#              Independent Consultant since prior to 2010. Formerly, President        121              None
73                            of Save Venice, Inc. (preservation organization) from 2001-2002;
(1998)                        Senior Adviser from June 1999-June 2000 and President of
                              Historic Hudson Valley (historic preservation) from December
                              1989-May 1999. Previously, Director of the National Academy of
                              Design. He has served as a director or trustee of various AB
                              Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.

Michael J. Downey,#           Private Investor since prior to 2010. Formerly, managing partner       121        Asia Pacific Fund,
71                            of Lexington Capital, LLC (investment advisory firm) from                         Inc.(registered
(2005)                        December 1997 until December 2003. He served as a Director                        investment
                              of Prospect Acquisition Corp. (financial services) from 2007                      company) since
                              until 2009. From 1987 until 1993, Chairman and CEO of Prudential                  prior to 2010
                              Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities
                              Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other
                              registered investment company.

William H. Foulk, Jr.,#       Investment Adviser and an Independent Consultant since prior to        121              None
83                            2010. Previously, he was Senior Manager of Barrett Associates,
(1998)                        Inc., a registered investment adviser. He was formerly Deputy
                              Comptroller and Chief Investment Officer of the State of New
                              York and, prior thereto, Chief Investment Officer of the New
                              York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent
                              Directors Committees of the AB Funds from 2003 until early
                              February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

D. James Guzy,#               Chairman of the Board of SRC Computers, Inc. (semi-conductors),        121              None
79                            with which he has been associated since prior to 2010. He served
(2005)                        as Chairman of the Board of PLX Technology (semi-conductors)
                              since prior to 2010 until November 2013. He was a director of
                              Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.

Nancy P. Jacklin,#            Professorial Lecturer at the Johns Hopkins School of Advanced          121              None
67                            International Studies (2008-2015). U.S. Executive Director of
(2006)                        the International Monetary Fund (which is responsible for
                              ensuring the stability of the international monetary system),
                              (December 2002-May 2006); Partner, Clifford Chance (1992-2002);
                              Sector Counsel, International Banking and Finance, and Associate
                              General Counsel, Citicorp (1985-1992); Assistant General Counsel
                              (International), Federal Reserve Board of Governors (1982-1985);
                              and Attorney Advisor, U.S. Department of the Treasury
                              (1973-1982). Member of the Bar of the District of Columbia and
                              of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating
                              Committees of the AB Funds since August 2014.

Garry L. Moody,#              Independent Consultant. Formerly, Partner, Deloitte & Touche LLP       121              None
63                            (1995-2008) where he held a number of senior positions,
(2008)                        including Vice Chairman, and U.S. and Global Investment
                              Management Practice Managing Partner; President, Fidelity
                              Accounting and Custody Services Company (1993-1995); and
                              Partner, Ernst & Young LLP (1975-1993), where he served as the
                              National Director of Mutual Fund Tax Services and Managing
                              Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council
                              (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly
                              publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as
                              Chairman of the Audit Committees, of the AB Funds since 2008.

Earl D. Weiner,#              Of Counsel, and Partner prior to January 2007, of the law firm         121              None
76                            Sullivan & Cromwell LLP and is a former member of the ABA
(2007)                        Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director's Guidebook. He also serves as a director or trustee of various non-profit organizations and as
                              Chairman or Vice Chairman of a number of them.  He has served as a director or trustee of the AB Funds since 2007 and served as
                              Chairman of the Governance and Nominating Committees of the AB
                              Funds from 2007 until August 2014.

INTERESTED
DIRECTOR

Robert M. Keith, +            Senior Vice President of the Adviser++ and head of                     121              None
1345 Avenue of the Americas   AllianceBernstein Investments, Inc. ("ABI")++ since July 2008;
New York, NY 10105            Director of ABI and President of the AB Mutual Funds.
55                            Previously, he served as Executive Managing Director of ABI from
(2010)                        December 2006 to June 2008. Prior to joining ABI in 2006,
                              Executive Managing Director of Bernstein Global Wealth
                              Management, and prior thereto, Senior Managing Director and
                              Global Head of Client Service and Sales of the Adviser's
                              institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American
                              Client Service and Sales in the Adviser's institutional
                              investment management business, with which he has been
                              associated since prior to 2004.

--------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** Under the Acquired Fund's Charter and Bylaws, the Board of Directors of the Acquired Fund has been divided into three classes. The terms of Class One Directors of the Acquired Fund, John H. Dobkin, Michael J. Downey and Nancy P. Jacklin, will expire as of the annual meeting of shareholders of the Acquired Fund in 2016, the terms of Class Two Directors of the Acquired Fund, William H. Foulk, Jr., D. James Guzy and Robert M. Keith, will expire as of the annual meeting of the shareholders of the Acquired Fund in 2017, and the terms of Class Three Directors of the Acquired Fund, Marshall C. Turner, Jr., Garry L. Moody and Earl D. Weiner, will expire as of the annual meeting of shareholders of the Acquired Fund in 2018.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee for the Fund.

+ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of the Fund due to his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Fund.

      In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2010 until July 2014, Mr. Downey was a director of The Merger Fund (registered investment company) since prior to 2010 until 2013, Mr. Guzy was Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013 and a director of Cirrus Logic Corporation (semi-conductors) from prior to 2010 until July 2011, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

      The management of, and investment decisions for, the Acquiring Fund are made by Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan, the same team responsible for managing the Acquired Fund.

       Each of Mr. DeNoon, Mr. Distenfeld, Mr. Peebles and Mr. Sheridan is a Senior Vice President of the Adviser, and has been associated with the Adviser since prior to 2010. The Acquisition SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Acquiring Fund.

Advisory Agreements and Fees

      Each Fund's investment adviser is the Adviser, which is located at 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2015 totaling approximately $485 billion (of which more than $99 billion represented assets of registered investment companies sponsored by the Adviser). As of June 30, 2015, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement funds in 24 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 139 separate investment portfolios, had as of June 30, 2015 approximately 2.8 million shareholder accounts. The Adviser also serves as each Fund's administrator.

      The Adviser provides investment advisory services to each Fund under an advisory agreement (each an "Advisory Agreement"). Under its Advisory Agreement, the Acquired Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of 0.30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of 0.25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swaps, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund's average weekly net assets during the month (approximately 0.80% on an annual basis). Under the terms of its investment advisory agreement, the Acquiring Fund will pay the Adviser a monthly advisory fee at an annualized rate of 0.60% of the Fund's average daily net assets of up to $2.5 billion; 0.55% of the excess over $2.5 billion up to $5 billion; and 0.50% of the excess over $5 billion.

      The Acquired Fund pays the Adviser in its capacity as the Administrator for the cost of providing certain services pursuant to an administration agreement. Under the Acquiring Fund's Advisory Agreement, the Adviser has agreed to provide certain clerical, accounting and administrative services to the Fund and is entitled to receive reimbursement from the Acquiring Fund of the costs of providing those services.

      Each Advisory Agreement continues in effect (after an initial term of two years) from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of the Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the Acquired Fund's Advisory Agreement is available in the Acquired Fund's annual report to shareholders for the period ended December 31, 2014. A discussion regarding the basis for the Directors' approval of the Acquiring Fund's Advisory Agreement is expected to be available in the Acquiring Fund's first semi-annual report to shareholders for the period ending April 30, 2016.

      In addition, the Adviser has entered into an expense limitation agreement with the Company, on behalf of the Acquiring Fund, with an initial two-year term beginning on the Acquiring Fund's commencement of operations. Pursuant to the expense limitation agreement, the Adviser will waive its investment advisory fee and/or pay the operating expenses of the Advisor Class shares of the Acquiring Fund to the extent necessary to limit the total annual operating expenses of such Advisor Class shares (excluding acquired fund fees and expenses (other than those associated with any AB mutual fund in which the Acquiring Fund may invest), interest expenses, brokerage commissions, and other transaction costs, taxes and extraordinary expenses) to 0.63% of the Acquiring Fund's average daily net assets. After the initial two-year term, the expense limitation agreement may continue in effect from year-to-year unless terminated by the Adviser 60 days prior to the end of its then-current term. As a result of this undertaking, for so long as the fee waivers and/or expense reimbursements are in effect, the total operating expenses (after fee waivers and/or expense reimbursements) of Advisor Class shares of the Acquiring Fund are expected to be approximately 8 basis points higher than the total fund operating expenses of the Acquired Fund, but materially lower than they would be without the expense limitation. Termination of the expense limitation agreement may, depending on the assets of the Fund at termination, result in a substantial increase in the expense ratio of the Advisor Class shares of the Acquiring Fund.

Acquiring Fund Distribution Arrangements

      ABI, a wholly-owned subsidiary of the Adviser, serves as the distributor (principal underwriter) of the Acquiring Fund's shares. Under a Distribution Services Agreement between ABI and the Company (the "Distribution Services Agreement"), the Acquiring Fund may pay distribution and service fees to ABI at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class A shares, up to 1.00% of the Fund's average daily net assets attributable to its Class C shares, up to 0.50% of the Fund's average daily net assets attributable to its Class R shares, and up to 0.25% of the Fund's average daily net assets attributable to its Class K shares. The Distribution Services Agreement is intended to defray expenses associated with the distribution of such share classes in accordance with a plan of distribution that is included in the Distribution Services Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act. The Distribution Services Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Because these fees are paid out of the Acquiring Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in these share classes and may cost more than paying other types of sales charges.

      No distribution and/or service fees are paid with respect to Advisor Class shares, which Acquired Fund shareholders will receive in the Acquisition, or with respect to Class I shares or Class Z shares of the Acquiring Fund.

Administrative and Transfer Agency Arrangements

      AllianceBernstein L.P., the Adviser, also acts as administrator for the Acquired Fund. Under an Administration Agreement between the Adviser and the Acquired Fund, the Acquired Fund pays the Adviser for the costs it incurs for providing administrative services to the Fund. As noted above, under the Acquiring Fund's Advisory Agreement, the Acquiring Fund reimburses the Adviser for providing certain administrative services to the Fund.

      Computershare acts as Dividend Paying Agent, Transfer Agent and Registrar for the Acquired Fund. Under a Transfer Agency and Services Agreement between Computershare and the Acquired Fund, Computershare Trust Company is compensated for providing transfer agency and other services to the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, acts as transfer agent for the Acquiring Fund. Under a Transfer Agency Agreement between ABIS and the Company, the Acquiring Fund compensates ABIS for providing personnel and facilities to perform transfer agency services for the Fund.

                               VOTING INFORMATION

      The Directors have fixed the close of business on November 4, 2015 (the "Record Date") as the date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. Shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to vote, even if they later sold such shares. As of August 31, 2015, the Acquired Fund had 215,835,608 shares issued and outstanding. Appendix I to this Proxy Statement/Prospectus identifies holders of more than five percent (5%) of the Acquired Fund's shares, and contains information about any holdings of the shares of the Acquired Fund by the executive officers and Directors of the Acquired Fund.

      Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may vote by appearing in person at the Meeting, by returning the enclosed Proxy Card or by authorizing a proxy to vote their shares or the Internet using the instructions provided on the enclosed Proxy Card. To authorize a proxy to vote your shares by telephone or using the Internet, please use the telephone number or Internet address, as applicable, found on the Proxy Card. Owners of shares held through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card.

      A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by notifying the Secretary of the Fund in writing at 1345 Avenue of the Americas, New York, New York 10105, or by returning a proxy with a later date. You also can revoke a proxy by voting in person at the Meeting.

      All properly executed proxies received prior to the Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the Acquisition.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Acquisition.

      Approval of the Proposal requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast on the matter.

      A quorum for the transaction of business by shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Acquired Fund entitled to vote at the Meeting. If a quorum is not represented at the Meeting or, even if a quorum is so present, if sufficient votes are not received by the date of the Meeting, or for any other reason, the chairman of the Meeting or a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies.

      The Acquired Fund has engaged Computershare Fund Services (the "Proxy Solicitor") to assist in soliciting proxies for the Meeting. The Acquired Fund will pay the Proxy Solicitor a fee of approximately $170,000 for the Proxy Solicitor's solicitation services for the Acquired Fund, plus reimbursement of out-of-pocket expenses.

                                 LEGAL MATTERS

      The validity of shares offered hereby will be passed upon for the Acquiring Fund by Seward & Kissel LLP.

                              FINANCIAL HIGHLIGHTS

      The fiscal year-end of the Acquired Fund is December 31. The fiscal year-end of the Acquiring Fund is October 31.

      The financial highlights of the Acquired Fund for the five years ended December 31, 2014, are contained in the Acquired Fund's most recent annual report dated December 31, 2014, and have been audited by Ernst & Young LLP, independent registered public accounting firm of the Acquired Fund.

      Because the Acquiring Fund has not been operational for a full fiscal period, financial highlights are not available.

                         INFORMATION FILED WITH THE SEC

      The Fund and the Company are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

      You may also view or obtain these documents from the SEC:

By phone:            1-202-551-8090 (for information on the operations of the
                     Public Reference Room only)

By electronic mail:  publicinfo@sec.gov (duplicating fee required)

On the Internet:     www.sec.gov

      Information relating to the Acquired Fund and the Acquiring Fund can be found in the following documents:

      o The Acquisition SAI dated as of November 4, 2015 that has been filed with the SEC in connection with the Proxy Statement/Prospectus;

      o The annual report to shareholders for the Acquired Fund, which contains audited financial statements and the related independent registered public accounting firm's report for the Acquired Fund for the fiscal year ended December 31, 2014; and

      o The semi-annual report of the Acquired Fund, which contains unaudited financial statements for the six-month period ended June 30, 2015.

      Because the Acquiring Fund is a recently created fund that has not yet commenced operations, no shareholder reports for the Acquiring Fund are available.

      Copies of the annual and semi-annual reports to shareholders of the Acquired Fund are available, along with the Proxy Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.


By mail:             c/o AllianceBernstein Investor Services, Inc.
                     P.O. Box 786003
                     San Antonio, TX 78278-6003

By phone:            (800) 221-5672


            THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

                                   Appendix A

     FORM OF AGREEMENT AND PLAN OF ACQUISITION AND DISSOLUTION RELATING TO
                THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
                      ALLIANCEBERNSTEIN INCOME FUND, INC.


                                     As of

                                [________], 2015

      This Agreement and Plan of Acquisition and Dissolution (the "Plan") is made as of this [__] day of [________], 2015, by and among AB Bond Fund Inc. (the "Company"), a Maryland corporation, on behalf of its series, AB Income Fund (the "Acquiring Fund"); AllianceBernstein Income Fund, Inc. (the "Acquired Fund"), a Maryland corporation; and, solely for purposes of Section 24, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the "Adviser").

      WHEREAS, the Acquiring Fund is a series of the Company, an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Acquired Fund is a closed-end management investment company registered with the SEC under the 1940 Act, and shares of common stock, par value $0.01 per share (the "Common Stock") of the Acquired Fund are currently purchased and sold on the New York Stock Exchange (the "NYSE");

      WHEREAS, the parties desire that the Acquired Fund transfer all of its assets to the Acquiring Fund in exchange for Advisor Class shares of the Acquiring Fund of equal net asset value ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to shareholders of the Acquired Fund (the "Acquisition"); and that the Acquired Fund thereafter liquidate and dissolve; and

      WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

      Now, therefore, the Company, on behalf of the Acquiring Fund, and the Acquired Fund agree as follows:

1.    Definitions

      In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act......................Securities Act of 1933, as amended.

Assets .......................All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights, rights to register shares under applicable securities laws, and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense shown as an asset on the Acquired Fund's books.

Closing Date .................Shall be on such other date following the date that shareholders of the Acquired Fund approve the Plan as the parties may agree.

Effective Time ...............5:00 p.m. Eastern time on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements .........The audited financial statements of the Acquired
                              Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Acquired Fund for its most recently completed semi-annual period.

Fund .........................The Acquiring Fund and/or the Acquired Fund, as
                              the case may be.

Liabilities ..................All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured, except that expenses of the Acquisition contemplated hereby to be paid by the Acquired Fund pursuant to Section 24 of the Plan and which shall not be assumed or paid by the Acquiring Fund shall not fall within the definition of Liabilities for purposes of this Plan.

N-14 Registration Statement...The Registration Statement of the Company (with respect to the Acquiring Fund) on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition and will include the proxy materials necessary for the shareholders of the Acquired Fund to approve the Acquisition.

Valuation Time ...............The close of regular session trading on the NYSE on the day before the Closing Date or such other time as may be mutually agreed upon, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV ..........................A Fund's net asset value per share, which is calculated by valuing and totaling its assets and then subtracting its liabilities and then dividing the balance by the number of shares that are outstanding.

2.    Regulatory Filings

      The Company, on behalf of the Acquiring Fund, shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Company and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.    Shareholder Action

      As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a meeting of the shareholders of the Acquired Fund to consider and vote upon the Plan and such other matters as the Board of Directors may determine. Such approval by the shareholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

4.    Transfer of the Acquired Fund's Assets

      The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

      (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

      (b) On or prior to the Valuation Date, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on December 31, 2015, and for the short taxable year beginning on January 1, 2016, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

      (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

      (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

      (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

            (1) The value of the Assets less the Liabilities of the Acquired Fund shall be the value of such Assets determined as of the Valuation Time using the valuation procedures of the Company, or such other valuation procedures as shall be mutually agreed upon by the parties, and, in exchange for the transfer of the Assets by the Acquired Fund to the Acquiring Fund, the Acquiring Fund shall assume the Liabilities and simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares (including fractional Acquisition Shares) equal in aggregate net asset value to the aggregate net asset value of shares of the Acquired Fund then outstanding, rounded to the fourth decimal place or such other decimal place as the parties may agree to in writing;

            (2) The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV determined as of the Valuation Time in accordance with the valuation procedures of the Company, with the NAV of each Acquisition Share to be delivered to the Acquired Fund being equal to the last determined NAV of the Acquired Fund;

            (3) The number of Acquisition Shares (including fractional shares, if any) to be delivered to the Acquired Fund shall be determined by dividing the aggregate net assets of the Acquired Fund by the NAV per share of the Acquiring Fund (determined in accordance with Section 4(e)(2) of this Plan); and

            (4) The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

      (f) Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Liquidation and Dissolution of the Acquired Fund, Registration of Acquisition Shares and Access to Records

      The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

      (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall completely liquidate and dissolve by transferring to its shareholders of record the Acquisition Shares it receives pursuant this Plan. The Acquiring Fund shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund shareholders and the amount of Acquisition Shares that former Acquired Fund shareholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Acquisition Shares will be shown on the books of the Acquiring Fund's transfer agent.

            Following distribution by the Acquired Fund to its shareholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve and terminate its existence as soon as is reasonably possible after the Effective Time.

      (b) At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's shareholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6.    Certain Representations and Warranties of the Acquired Fund

      The Acquired Fund represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and its shares are duly registered with the SEC under the 1934 Act, and the registration of the Acquired Fund shares will be in full force and effect as of the Effective Time.

      (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

      (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan by the Acquired Fund does not, and, subject to the approval of shareholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate federal securities laws or Maryland law, or the Acquired Fund's Charter or Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its shareholders and the Board of Directors of the Acquired Fund, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

      (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

      (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares, and all such shares are fully paid and nonassessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, and there are no securities convertible into shares of the Acquired Fund.

      (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

      (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

      (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

      (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in its Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing liabilities and reflected in its NAV.

      (k) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

      (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

      (m) The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available or will be made available to the Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid or will pay all taxes shown as due on such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

      (n) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

      (o) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.

      (p) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 4(e)(1).

      (q) The Acquired Fund, or its agent(s), (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted any required backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

7.    Certain Representations and Warranties of the Acquiring Fund

      The Company, on behalf of itself or the Acquiring Fund, as applicable, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Fund is a duly established series of the Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is registered with the SEC as an open-end management investment company under the 1940 Act and the registration of the Acquiring Fund shares under the 1933 Act will be in full force and effect as of the Effective Time.

      (b) The Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

      (c) The Board of Directors of the Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein on behalf of the Company, on behalf of the Acquiring Fund. Duly authorized officers of the Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan by the Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the federal securities laws or Maryland law or the Company's Charter or Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of the Board of Directors of the Company, the Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

      (d) The Acquiring Fund is a recently formed separate series of the Company that, immediately after the Acquisition, will be treated as a separate corporation from each other series of the Company under
            Section 851(g) of the Code. Prior to the Closing Date, the Acquiring Fund will have no assets (except cash in payment for the Initial Share), liabilities or operations of any kind. The Acquiring Fund intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and to be eligible for taxation under Section 852(b) of the Code for the taxable year that will include the Closing Date and each subsequent taxable year.

      (e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders of the Acquired Fund, at the time of the shareholder meeting of the Acquired Fund for approval of this Plan providing for the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      (f) The Company has duly authorized and validly issued all issued and outstanding shares of the Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquisition Shares referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

      (g) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

      (h) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

      (i) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8.    Conditions to the Obligations of the Acquiring Fund and the Acquired Fund

      The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

      (a) The shareholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its Bylaws and applicable law. If shareholders of the Acquired Fund fail to approve this Plan providing for the Acquisition as required, that failure shall release the Funds of their obligations under this Plan.

      (b) The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

      (c) The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

      (d) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of its most recent financial statement. Negative investment performance shall not be considered a material adverse change.

      (e) The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

            (1) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that each of the Acquiring Fund and the Acquired Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (2) no gain or loss will be recognized by the Acquired Fund on the transfer of all of the Acquired Fund's Assets to the Acquiring Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquisition Shares to shareholders of the Acquired Fund;

            (3) the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

            (4) the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

            (5) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;

            (6) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for Acquisition Shares as part of the Acquisition;

            (7) the aggregate tax basis of the Acquisition Shares that each shareholder of the Acquired Fund receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

            (8) each Acquired Fund shareholder's holding period for the Acquisition Shares received in the Acquisition will include the period for which such shareholder held the Acquired Fund shares exchanged therefor, provided that the shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

            The opinion will be based on certain factual certifications made by officers of the Company, on behalf of the Acquired Fund, or the Acquired Fund, as applicable, and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

            Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The Company, on behalf of the Acquiring Fund and the Acquired Fund shall agree to make and provide to Seward & Kissel LLP additional factual representations with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

      (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

      (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

      (h)   The SEC shall not have issued any unfavorable advisory report under
            Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

      (i) Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 13 of this Plan.

      (j) Before the Closing Date, the Company's Board of Directors shall have authorized the issuance of, and the Company shall have issued, one share of the Acquiring Fund (the "Initial Share") to the Adviser or an affiliate thereof, in consideration of the payment of the amount determined in accordance with Section 4(e)(2) of this Plan), to vote on the investment advisory agreement for the Acquiring Fund and to take whatever action it may be required to take as the Acquiring Fund's sole shareholder.

9.    Conditions to the Obligations of the Acquired Fund

      The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

      (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Company and the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

            (1) The Acquiring Fund is a series of a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a series of an open-end management investment company registered under the 1940 Act;

            (2) This Plan has been duly authorized, executed and delivered by the Company, on behalf of the Acquiring Fund, and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

            (3) The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Acquiring Fund;

            (4) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Company, its Bylaws or any agreement of the Company, with respect to the Acquiring Fund, known to such counsel, after reasonable inquiry, and no approval of the Plan by the shareholders of the Acquiring Fund is required under the Charter, Bylaws or applicable law; and

            (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Company to enter into this Plan on behalf of the Acquiring Fund or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Company or the Acquiring Fund, as applicable.

            In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Company as to factual matters.

       (b) The Acquired Fund shall have received a letter from the Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.   Conditions to the Obligations of the Company or the Acquiring Fund

      The obligations of the Company or the Acquiring Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

      (a) The Company, on behalf of the Acquiring Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, substantially to the effect that:

            (1) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end management investment company registered under the 1940 Act and duly registered under the 1934 Act;

            (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Company, on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

            (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Plan by the shareholders of the Acquiring Fund is required under the Company's Charter, Bylaws or applicable law; and

            (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

            In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and
            (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

      (b) The Company, on behalf of the Acquiring Fund, shall have received a letter from the Adviser agreeing to indemnify the Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to the Company.

11.   Closing

      (a) The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

      (b) In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

      (c) The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of the Acquiring Fund. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited to open accounts in the names of the Acquired Fund shareholders.

      (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

12.   Survival of Representations and Warranties

      (a)   Except for Sections 6, 7, 14, 18, 19, 21, 22, 23 and 24, no
            representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.

      (b) Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

13.   Termination of Plan

      A majority of the Directors of either the Company or the Acquired Fund may terminate this Plan with respect to the Acquiring Fund or the Acquired Fund, respectively, at any time before the applicable Effective Time if: (i) the conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) either the Board of Directors of the Company or the Acquired Fund determines that the consummation of the Acquisition is not in the best interests of the Fund or its shareholders and gives notice of such termination to the other party.

14.   Governing Law

      This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.   Brokerage Fees

      Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

16.   Amendments

      The Company, on behalf of the Acquiring Fund, and the Acquired Fund may, by agreement in writing authorized by its respective Board of Directors, amend this Plan at any time before or after the shareholders of the Acquired Fund approve this Plan providing for the Acquisition. However, after shareholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of the other party. This
Section 16 shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.   Waivers

      At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.   Indemnification of Directors

      The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Company or the Acquiring Fund, as applicable, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

19.   Cooperation and Further Assurances

      Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

20.   Updating of N-14 Registration Statement

      If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made in the N-14 Registration Statement not misleading, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to such item.

21.   Limitation on Liabilities

      The obligations of the Acquired Fund, the Company and the Acquiring Fund shall not bind any of the directors, shareholders, nominees, officers, employees or agents of the Acquired Fund or the Company personally, but shall bind only the Acquired Fund, the Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or the Company, as appropriate. No other series of the Company shall be liable for the obligations of the Acquiring Fund.

22.   Termination of the Acquired Fund

      If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and liquidate and dissolve.

23.   Notices

      Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

                          For the Acquired Fund:

                                  AllianceBernstein Income Fund, Inc.
                                  1345 Avenue of the Americas
                                  New York, New York  10105
                                  Attention: Secretary

                          For the Acquiring Fund:

                                  AB Bond Fund, Inc. - AB Income Fund
                                  1345 Avenue of the Americas
                                  New York, New York  10105
                                  Attention: Secretary

24.   Expenses

      All expenses relating to the Acquisition up to and including $540,000 shall be paid by the Acquired Fund, and all expenses relating to the Acquisition in excess of $540,000 (other than fees and expenses of counsel to the Directors who are not "interested persons" of the Acquired Fund or the Acquiring Fund) shall be paid by AllianceBernstein L.P. Notwithstanding the foregoing, expenses relating to the Acquisition will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund's failure to qualify for tax treatment as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Acquisition from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

25.   General

      This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only by a writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

      In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

AllianceBernstein Income Fund, Inc.

Attest:

__________________________________              By: ____________________________
Name: ____________________                          Name: ______________________
Title: ___________________                          Title: _____________________


AB Bond Fund, Inc., on behalf of its series,

AB Income Fund

Attest:

__________________________________              By: ____________________________
Name: ____________________                          Name: ______________________
Title: ___________________                          Title: _____________________


Accepted and agreed with respect to Section 24 only:

AllianceBernstein L.P.

By: ____________________________
    Name: ______________________
    Title:  ____________________

                                   Appendix B

                                FUND PERFORMANCE

      Set forth below is the performance information for the Acquired Fund. The Acquiring Fund is a newly created fund that does not have performance information for at least one calendar year. As a result, no performance information for the Acquiring Fund is included in this Proxy
Statement/Prospectus.

      The performance information provided below indicates some of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund's performance from year to year and by comparing the performance of the Acquired Fund with the performance of a broad-based securities market index. The table below illustrates the Acquired Fund's total return compared with a broad-based securities market index. Updated performance information is available on the Acquired Fund's website at www.ABglobal.com. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. The Acquired Fund and the Acquiring Fund may not perform at the same level in the future.

      Through August 31, 2015, the year-to-date unannualized return for the Acquired Fund's shares was 2.09%.


                                  [Bar Chart]

   8.32   8.71   12.89   -5.46   19.97   11.04   9.67   12.15   -2.86   8.96
--------------------------------------------------------------------------------
    05     06      07      08      09      10     11      12      13     14

                             Calendar Year End (%)

Best Quarter was up 8.21%, 3rd quarter, 2009; and Worst Quarter was down -4.31%, 2nd quarter, 2013.

                          Average Annual Total Returns
                     (for periods ended December 31, 2014)

--------------------------------------------------------------------------------
                                                                         Since
                                                  Five                 Inception
                                      One Year    Years    Ten Years   (8/28/87)
--------------------------------------------------------------------------------
Return Before Taxes                    11.28%     5.61%      7.06%        8.46%
--------------------------------------------------------------------------------
Return After Taxes on Distributions*    8.41%     2.86%       4.2%        4.74%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
   and Sale of Fund Shares*             6.34%     3.33%       4.4%        4.95%
--------------------------------------------------------------------------------
Barclays US Aggregate Bond Index
(reflects no deduction for fees,
   expenses, or taxes)                  5.97%     4.45%      4.71%        6.88%
--------------------------------------------------------------------------------

* After-tax returns are estimated and based on calculations using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                   Appendix C

                                FEE INFORMATION

Fee Table

      The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare any sales charges and expenses of the Acquired Fund and (pro forma) estimates for the Acquiring Fund in its first year following the Acquisition. Under the Plan, shares of beneficial interest in the Acquired Fund will be reorganized into Advisor Class shares of the Acquiring Fund. The tables also include Annual Fund Operating Expenses and Expense Examples on a pro forma combined basis.

      The Annual Fund Operating Expenses and Expense Example tables shown below are based on annualized expenses as of the period ended March 31, 2015, for the Acquired Fund, and estimated expenses for the fiscal year ending October 31, 2016, for the Acquiring Fund. Pro forma numbers are estimated in good faith and are hypothetical. As indicated in the fee and expense information set forth below, the total fund operating expenses after fee waiver and/or expense reimbursement for Advisor Class shares of the Acquiring Fund will be the same as for shares of the Acquired Fund.


Shareholder Fees (fees paid directly from your investment)

                                                               Acquiring Fund -
                                          Acquired Fund     Advisor Class Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases                                      N/A                  None
--------------------------------------------------------------------------------


Maximum Deferred Sales Charge (Load)           N/A                  None
--------------------------------------------------------------------------------

Redemption fee if redeemed or exchanged
within 90 days as of purchase (as a
percentage of amount redeemed)                 N/A                 0.75%*


Exchange Fee                                   N/A                  None
--------------------------------------------------------------------------------

* In connection with the proposed Acquisition, Advisor Class shares issued to current Acquired Fund shareholders will be subject to a 0.75% redemption fee for the three-month period following the Closing Date.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                                Acquiring Fund -
                                                                 Advisor Class
                                             Acquired Fund        (pro forma)
--------------------------------------------------------------------------------

Management Fees                               0.48%                    0.60%*
Distribution and/or Service (12b-1) Fees       N/A                     None

Other Expenses:
     Transfer Agent                           0.01%                    0.10%

     Other Expenses                           0.06%                    0.12%
                                           -----------------   -----------------
Total Other Expenses(a)                       0.07%                    0.22%
                                           -----------------   -----------------
Total Annual Fund Operating Expenses
Before Waiver, If Applicable                  0.55%                    0.82%
                                           =================   =================
Fee Waiver and/or Expense Reimbursement         N/A                  (0.19)%(b)
                                           -----------------   -----------------
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense
Reimbursement, If Applicable                  0.55%                    0.63%
                                           =================   =================

--------------------------------------------------------------------------------
* The advisory fee of the Acquiring Fund is equal to an annualized rate of 0.60% of the first $2.5 billion of the Acquiring Fund's average daily net assets; 0.55% of the excess of $2.5 billion up to $5 billion; and 0.50% of the excess over $5 billion.

(a) Total other expenses are based on estimated amounts for the current fiscal year.

(b) The Adviser has contractually agreed to waive its investment advisory fees and/or to bear expenses of the Acquiring Fund for a two-year period beginning with the Acquiring Fund's commencement of operations to the extent necessary to prevent total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis, from exceeding 0.63% of the average daily net assets for Advisor Class shares. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense reimbursement. After the initial two-year term, the expense limitation agreement may continue in effect from year-to-year unless terminated by the Adviser 60 days prior to the end of its then-current term.

Examples

      The following examples are intended to help you compare the costs of investing in each of the Acquired Fund and the Acquiring Fund. The examples assume that you invest $10,000 in each of the Acquired Fund and the Acquiring Fund after the Acquisition for the time periods indicated. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund's operating expenses remain the same. The examples reflect the contractual fee waivers through the end of their respective terms. Your actual costs may be higher or lower.


                                              1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
  Acquired Fund                                $56     $176     $307      $689
  Acquiring Fund - Advisor Class (pro forma)   $64     $243     $436      $996


Portfolio Turnover

      Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During its most recent fiscal year, the Acquired Fund's portfolio turnover rate was 32% of the average value of its portfolio.

                                   Appendix D

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The Acquired Fund and the Acquiring Fund have identical investment objectives. For purposes of this comparison, each of the Acquired Fund and the Acquiring Fund may be referred to as a "Fund." The following chart compares the investment objective, status and investment policies of each Fund. The second chart contained in this Appendix compares the fundamental and non-fundamental investment policies of each Fund. Fundamental investment policies are policies that may not be changed without a shareholder vote.

                   AllianceBernstein Income Fund, Inc.                  AB Icome Fund
                   -----------------------------------                 ---------------
                             (Acquired Fund)                           (Acquiring Fund)

----------------------------------------------------------------------------------------------------
Investment       The Fund's investment objective is high    Same.
Objective        current income consistent with
                 preservation of capital.

                 This is a fundamental policy.              This is not a fundamental policy.

Status           The Fund is diversified.                   Same.

                                         Investment Policies
----------------------------------------------------------------------------------------------------

80% Policy -     The Acquired Fund normally invests at      Same.
Income-          least 80% of its net assets in
Producing        income-producing securities.
Securities

Government       The Acquired Fund normally invests at      The Acquiring Fund normally invests at
Securities       least 65% of its total assets in           least 65% of its total assets in
                 securities issued or guaranteed by the     securities of U.S. and foreign
                 U.S. government, its agencies or           governments, their agencies or
                 instrumentalities ("U.S. Government        instrumentalities and repurchase
                 Securities") and repurchase agreements     agreements relating to U.S. Government
                 pertaining to U.S. Government              Securities.
                 Securities.

                 The Acquired Fund may also invest in
                 other debt securities, including those
                 of foreign governmental issuers. The
                 Acquired Fund may invest up to 35% of
                 its total assets in obligations issued
                 or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities ("Foreign Government
                 Securities") of issuers considered
                 stable by the Adviser.

65% Policy -     The Acquired Fund normally invests at      The Acquiring Fund normally invests at
Government       least 65% of its total assets in U.S.      least 65% of its total assets in
Securities       Government Securities, and repurchase      securities of U.S. and foreign
                 agreements pertaining to U.S. Government   governments, their agencies or
                 Securities.                                instrumentalities and repurchase
                                                            agreements relating to U.S. Government
                                                            Securities.

                 This is a fundamental policy.              This is not a fundamental policy.

Other            The Acquired Fund may invest up to 35%     The Acquiring Fund may invest up to 35%
Securities       of its total assets in other               of its total assets in non-government
                 fixed-income securities, corporate debt    fixed-income securities, including
                 securities, certificates of deposit,       corporate debt securities,
                 bankers' acceptances and                   non-government mortgage-backed and other
                 interest-bearing savings deposits of       asset-backed securities, certificates of
                 banks and commercial paper.                deposit and commercial paper.

Other            The Fund utilizes certain other            Same.
Investment       investment techniques, including
Techniques       options, futures, forwards and swaps,
                 intended to enhance income and reduce
                 market risk.

Below            The Acquired Fund may invest up to 35%     The Acquiring Fund may invest up to 35%
Investment-      of its net assets in securities rated      of its net assets in securities rated
Grade            below Baa by Moody's Investor Service,     below investment-grade (commonly known
Securities       Inc. or below BBB by S&P Rating Services   as "junk bonds").
                 or, if not rated, of comparable
                 investment quality as determined by the
                 Adviser.

Foreign          The Acquired Fund will not invest 25% or   The Acquiring Fund will not invest more
Government       more of its total assets in the Foreign    than 25% of its total assets in
Securities       Government Securities of any one           securities of issuers in any one country
                 country.                                   outside the U.S.

U.S. Dollar      No comparable policy.                      The Acquiring Fund invests at least 65%
Denominated                                                 of its total assets in U.S. dollar
Securities                                                  denominated securities.

                                         Fundamental Policies
----------------------------------------------------------------------------------------------------

Concentration    The Acquired Fund may not concentrate      The Acquiring Fund may not concentrate
                 its investments (i.e., invest 25% or       investments in an industry, as
                 more of its total assets in securities     concentration may be defined under the
                 of issuers conducting their principal      1940 Act, or the rules and regulations
                 business activities in the same            thereunder (as such statute, rules or
                 industry), provided that this limitation   regulations may be amended from time to
                 shall not apply with respect to            time) or by guidance regarding,
                 investments in U.S. Government             interpretations of, or exemptive orders
                 Securities.                                under, the 1940 Act or the rules or
                                                            regulations thereunder published by
                                                            appropriate regulatory authorities
                                                            (collectively, "Regulatory Guidance").

Make Loans       The Acquired Fund may not make loans       Same, except that the Acquiring Fund may
                 except through the purchase of debt        make loans to affiliated funds as
                 obligations in accordance with its         permitted under the 1940 Act, the rules
                 investment objective and policies, the     and regulations thereunder or SEC
                 lending of portfolio securities, or the    guidance.
                 use of repurchase agreements. (1)

Issue Senior     The Fund may not borrow money, except      The Fund may not issue any senior
Securities;      the Fund may borrow from a bank or other   security (as that term is defined in the
Borrow           entity in a privately arranged             1940 Act) or borrow money, except to the
Money            transaction and issue commercial paper,    extent permitted by the 1940 Act or the
                 bonds, debentures or notes, in series or   rules and regulations thereunder or by
                 otherwise, with such interest rates,       Regulatory Guidance. For the purposes of
                 conversion rights and other terms and      this restriction, margin and collateral
                 provisions as are determined by the        arrangements, including, for example,
                 Directors, if after such borrowing or      with respect to permitted borrowings,
                 issuance there is asset coverage of at     options, futures contracts, options on
                 least 300% as defined in the 1940 Act,     futures contracts and other derivatives
                 and the Fund may borrow for temporary      such as swaps, are not deemed to be the
                 purposes in an amount not exceeding 5%     issuance of a senior security.
                 of the value of the total assets of the
                 Fund.

Pledge Assets    The Fund may not pledge, hypothecate,      No comparable fundamental policy.
                 mortgage or otherwise encumber its         However, the Fund does not intend to
                 assets, except to secure permitted         pledge, hypothecate, mortgage or
                 borrowings.                                otherwise encumber its assets.

Joint            The Fund may not participate on a joint    No comparable fundamental policy.
Participations   or joint and several basis in any          However, the Fund does not intend to
                 securities trading account.                participate on a joint or joint and
                                                            several basis in any securities trading
                                                            account.
--------

(1)   The Acquired Fund may lend its portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities, which collateral must be maintained at all times in an amount equal to at least 100%
      of the current market value of the loaned securities (including interest accrued on the loaned securities).


Control          The Acquired Fund may not invest in        No comparable fundamental policy.
Positions        companies for the purpose of exercising    However, the Acquiring Fund does not
                 control.                                   intend to invest in companies for the
                                                            purpose of exercising control.

Illiquid         The Acquired Fund may invest up to 20%     No comparable fundamental policy.
Securities       of its total assets in illiquid            However, in accordance with current
                 securities. (2)                            guidelines of the SEC, the Acquiring
                                                            Fund may invest up to 15% of its net
                                                            assets in illiquid securities.

Short Sales      The Acquired Fund may not make short       No comparable fundamental policy.
                 sales of securities or maintain a short    However, in the event that the Acquiring
                 position, unless at all times when a       Fund engages in a short sale, it will,
                 short position is open it owns an equal    in accordance with guidance provided by
                 amount of such securities or securities    the SEC or its staff in, among other
                 convertible into or exchangeable for,      things, regulations, interpretative
                 without payment of any further             releases and no-action letters, deposit
                 consideration, securities of the same      in a segregated account certain liquid
                 issue as, and equal in amount to, the      assets with a value at least equal to
                 securities sold short (i.e., short sales   the Fund's exposure, on a
                 against the box), and unless not more      marked-to-market or other relevant
                 than 10% of the Fund's net assets (taken   basis, to the transaction.
                 at market value) is held as collateral
                 for such sales at any one time.

Real Estate      The Acquired Fund may not purchase or      The Acquiring Fund may not purchase or
                 sell real estate, except that it may       sell real estate, except that it may
                 purchase and sell securities of            dispose of real estate acquired as a
                 companies which deal in real estate or     result of the ownership of securities or
                 interests therein, purchase or sell        other instruments, and it may invest in
                 commodities or commodity contracts         securities or other instruments backed
                 (except currencies, currency futures,      by real estate or in securities of
                 forward contracts or contracts for the     companies engaged in the real estate
                 future acquisition or delivery of fixed    business.
                 income securities and related options
                 and other similar contracts), invest in
                 interests in oil, gas, or other mineral
                 exploration or development programs,
                 purchase securities on margin, except
                 for such short-term credits as may be
                 necessary for the clearance of
                 transactions, and act as an underwriter
                 of securities, except that the Fund may
                 acquire restricted securities under
                 circumstances in which, if such
                 securities were sold, the Fund might be
                 deemed to be an underwriter for purposes
                 of the Securities Act of 1933, as
                 amended (the "Securities Act").

Underwritings    No comparable fundamental policy.          The Acquiring Fund may not act as an
                                                            underwriter of securities, except that
                                                            the Fund may acquire restricted
                                                            securities under circumstances in which,
                                                            if such securities were sold, the Fund
                                                            might be deemed to be an underwriter for
                                                            purposes of the Securities Act.

--------
(2)   For purposes of this restriction, repurchase agreements not terminable within seven days will be deemed illiquid. Options purchased by the Acquired Fund in privately negotiated transactions and the securities covering options written by the Fund in privately negotiated transactions are not subject to this limitation.

                                   Appendix E

                  DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

      Each Fund has the many of the same investment risks, although some may be described differently. These common risks are market risk, credit risk, interest rate risk, foreign (non-U.S.) risk, derivatives risk, leveraging risk, currency risk, duration risk, mortgage-backed and/or other asset-backed securities risk, below investment grade risk, liquidity risk and management risk. To the extent that the Acquiring Fund invests more of its assets in the securities of foreign governments, as it is expected to do, it will be subject to, among other risks associated with such investments, greater foreign (non-U.S.) securities risk than those of securities of developed markets issuers. In addition, certain other risks are applicable to each of the Acquired Fund and the Acquiring Fund based on the Fund's structure or investment strategy. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

        Risks of Investing in both the Acquired Fund and Acquiring Fund
        ---------------------------------------------------------------

Interest Rate Risk     Interest rate risk is the risk that changes in interest
                       rates will affect the value of the Fund's investments in fixed income securities. Increases in interest rates may cause the value of the Fund's investments to decline.

Foreign (Non-U.S.)     Foreign risk is the risk that investments in issuers
Risk                   located in foreign countries may have greater price
                       volatility and less liquidity. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Acquiring Fund may be subject to greater foreign risk than the Acquired Fund, as the Acquiring Fund is permitted to invest a greater percentage of its total assets in the securities of foreign governments, their agencies and instrumentalities than the Acquired Fund.

Credit Risk            Credit risk is the risk that the issuer or the guarantor
                       of a debt security or the counterparty to a derivatives contract will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Market Risk            Market risk is the risk that the value of the Fund's
                       investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

Derivatives Risk       Derivatives may be illiquid, difficult to price, and
                       leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leveraging Risk        Because the Fund may use derivative strategies and other
                       leveraging techniques speculatively to enhance returns, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market declines.

Currency Risk          Currency risk is the risk that fluctuations in the
                       exchange rates between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments.

Below Investment       Investments in fixed-income securities with lower ratings
Grade Risk             (often referred to as "junk bonds") are subject to a
                       higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perception of the junk bond market generally and less secondary market liquidity.

Duration Risk          Duration is a measure that relates the expected price
                       volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Liquidity Risk         Liquidity risk exists when particular investments are
                       difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund may be subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk.

Mortgage-Backed        Investments in mortgage-backed and other asset-backed
and/or Other           securities are subject to certain additional risks. The
Asset-Backed           value of these securities may be particularly sensitive
Securities Risk        to changes in interest rates. These risks include
                       "extension risk", which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and "prepayment risk", which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Acquired
                       Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Management Risk        The Fund is subject to management risk because it is an
                       actively managed investment fund. There can be no guarantee that the Adviser's investment decisions will produce desired results.

               Additional Risks of Investing in the Acquired Fund
               --------------------------------------------------


Trading Discount       The shares of the Acquired Fund, a closed-end management
                       investment company, trade at a discount to NAV (i.e., the market price per share is less than the NAV per share).

Indemnification Risk   In the ordinary course of business, the Acquired Fund
                       enters into contracts that contain a variety of indemnifications. The Acquired Fund's maximum exposure under these arrangements is unknown. However, the Acquired Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Acquired
                       Fund has not accrued any liability in connection with these indemnification provisions.

              Additional Risks of Investing in the Acquiring Fund
              ---------------------------------------------------


Inflation Risk         This is the risk that the value of assets or income from
                       investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

                                   Appendix F

         CERTAIN INFORMATION APPLICABLE TO SHARES OF THE ACQUIRING FUND

      Acquired Fund shareholders will receive Advisor Class shares of the Acquiring Fund through the Acquisition, as described in this Proxy Statement/Prospectus. Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Advisor Class shares of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time (as such term is defined in the Proxy Statement/Prospectus). Advisor Class shares are available only to Acquired Fund shareholders in connection with the Acquisition. The Acquiring Fund also currently offers Class A, Class C, Class R, Class K, Class I and Class Z shares, collectively, the Additional Share Classes. Investors may purchase shares of the Additional Share Classes on any business day (i.e., any day that the NYSE) is open for trading). The purchase of shares of Additional Share Classes is priced at the next-determined NAV after an order is received in proper form. Shareholders may "redeem" shares of any class of the Acquiring Fund (i.e., sell their shares to the Fund) on any day the NYSE is open, either directly or through a financial intermediary. The sale price will be the next-determined NAV, less any applicable contingent deferred sales charge (if any), after the Fund receives the redemption request in proper form. Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses.

      The following information pertains to Advisor Class shares, as well as the Additional Share Classes, as applicable. Additional information regarding the Additional Share Classes, including the expenses of the Additional Share Classes and more detailed information about the purchase and redemption procedures for the Additional Share Classes, is available in the Acquiring Fund's prospectus.

HOW TO BUY SHARES

Advisor Class Shares

      As noted above, Acquired Fund shareholders will receive Advisor Class shares of the Acquiring Fund through the Acquisition. Each shareholder of the Acquired Fund will become the owner of the number of full and fractional Advisor Class shares of the Acquiring Fund having an NAV equal to the aggregate NAV of the shareholder's Acquired Fund shares as of the Valuation Time, as such term is defined in the Proxy Statement/Prospectus.

      Advisor Class shares will not be subject to an initial sales charge or 12b-1 distribution fees. Advisor Class shareholders will be entitled to exchange their Advisor Class shares of the Acquiring Fund for Advisor Class shares of another fund in the AB mutual fund group without sales or service charges. During the three-month period following the Closing Date, Advisor Class shares redeemed or exchanged for the Advisor Class shares of other AB mutual funds will be subject to a redemption fee of 0.75% to help the Acquiring Fund defray the transaction costs that it might incur in response to redemption requests from former shareholders of the Acquired Fund.

Purchase Information for Additional Share Classes

      A shareholder's broker or financial advisor must receive a purchase request by the Fund Closing Time, which is the close of regular trading on any day the NYSE is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Acquiring Fund by a pre-arranged time for you to receive the next-determined NAV.

      Existing Fund shareholders who have completed the appropriate section of the Mutual Fund Application may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

      Payment may be made by wire transfer or check. All checks should be made payable to the Fund. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

Required Information

      The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take any action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

      The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

General

      IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

SHARE CLASS EXPENSES

      Information about the expenses applicable to the Additional Share Classes is available in the Acquiring Fund's prospectus.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in the Fund's Prospectus and SAI, including requirements as to the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

OTHER PROGRAMS

Dividend Reinvestment Program

      Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested in the same class of additional shares of the Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

      A shareholder who already maintains accounts in more than one AB mutual fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AB mutual fund(s).

Automatic Investment Program

      The Automatic Investment Program allows investors to purchase shares of the Acquiring Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Acquiring Fund's Statement of Additional Information for more details.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

      Financial intermediaries market and sell shares of the Acquiring Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------
                       WHAT IS A FINANCIAL INTERMEDIARY?

         A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Your financial advisor's firm receives compensation from the Acquiring Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -     up front sales commissions;

  -     Rule 12b-1 fees;

  -     additional distribution support;

  -     defrayal of costs for educational seminars and training; and

  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Acquiring Fund's prospectus carefully for information on this compensation.

--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

      In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to financial advisors), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB mutual funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB mutual funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB mutual funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

      For 2015, ABI's additional payments to these firms for distribution services and educational support related to the AB mutual funds are expected to be approximately 0.05% of the average monthly assets of the AB mutual funds, or approximately $22 million. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB mutual funds or approximately $21 million for distribution services and educational support related to the AB mutual funds.

      A number of factors are considered in determining the additional payments, including each firm's AB mutual fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB mutual funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB mutual funds so that they can provide suitable information and advice about the funds and related investor services.

      The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB mutual fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Acquiring Fund's prospectus.

--------------------------------------------------------------------------------

 If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

 Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Acquiring Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
--------------------------------------------------------------------------------

      As of the date of the Acquiring Fund's prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Advisor Group, Inc.
     Ameriprise Financial Services
     AXA Advisors
     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Commonwealth Financial Network
     Donegal Securities
     JP Morgan Securities
     Lincoln Financial Advisors Corp.
     Lincoln Financial Securities Corp.
     LPL Financial
     Merrill Lynch
     Morgan Stanley
     Northwestern Mutual Investment Services
     PNC Investments
     Raymond James
     RBC Wealth Management
     Robert W. Baird
     Santander Securities
     UBS Financial Services
     US Bancorp Investments
     Wells Fargo Advisors

      Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB mutual funds shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE ADVISOR CLASS SHARES

      Following the date of the closing of the Acquisition (the "Closing Date"), shareholders of the Acquired Fund who received Advisor Class shares of the Acquiring Fund through the Acquisition will have exchange privileges with other AB mutual funds. Acquiring Fund shareholders may generally exchange their Advisor Class shares for Advisor Class shares of another fund in the AB mutual fund group (subject to a 0.75% redemption fee during the three-month period following the Closing Date). Exchanges of each class of Acquiring Fund shares are made at the next-determined NAV after an order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB mutual fund whose shares are being acquired. Shareholders may request an exchange either directly or through a financial intermediary or, in the case of retirement plan participants, by following the procedures specified by the plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES OF THE ACQUIRING FUND

      Shareholders of the Acquiring Fund, including shareholders who received Advisor Class shares through the Acquisition, may "redeem" their shares (i.e., sell shares to the Acquiring Fund) on any day the NYSE is open, either directly or through a financial intermediary or, in the case of retirement plan participants, by following the procedures specified by the plan sponsor or plan recordkeeper. The sale price will be the next-determined NAV after the Fund receives the redemption request in proper form. Normally, redemption proceeds are sent to shareholders within seven days. If shares were recently purchased by check or electronic funds transfer, the redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). Any shareholder who is in doubt about what procedures or documents are required by a fee-based program or employee benefit plan to sell shares should contact the financial advisor. As described in the Proxy Statement/Prospectus, shareholders who receive Advisor Class shares of the Acquiring Fund in the Acquisition will be able to redeem such shares at NAV (subject to a 0.75% redemption fee during the three-month period following the Closing Date).

Selling Shares Through a Financial Intermediary or Retirement Plan

      A shareholder's financial intermediary or plan recordkeeper must receive a sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for the shareholder to receive that day's NAV. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge a fee for this service.

Selling Shares Directly to the Fund By Mail:

      o Send a signed letter of instruction or stock power, along with certificates, to:
                AllianceBernstein Investor Services, Inc.
                P.O. Box 786003
                San Antonio, TX 78278-6003

      o     For certified or overnight deliveries, send to:
                AllianceBernstein Investor Services, Inc.
                8000 IH 10 W, 4th floor
                San Antonio, TX 78230

      o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

      o You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      o ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day's NAV.

      o For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

      o If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

      o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
-------------------------------------------------

      The Acquiring Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Acquiring Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Acquiring Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Acquiring Fund shares through purchases, sales and exchanges of shares. The Acquiring Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive or Short-Term Trading Generally. While the Acquiring Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Acquiring Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Acquiring Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Acquiring Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Acquiring Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

      Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of securities of foreign issuers established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). The Acquiring Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Acquiring Fund calculates its NAV. While there is no assurance, the Acquiring Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Acquiring Fund shareholders.

      A shareholder engaging in a short-term trading strategy may also target the Acquiring Fund irrespective of its investments in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Acquiring Fund may be adversely affected by price arbitrage.

      Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Acquiring Fund should be made for investment purposes only. The Acquiring Fund seeks to prevent patterns of excessive purchases and sales of Acquiring Fund shares to the extent they are detected by the procedures described below, subject to the Acquiring Fund's ability to monitor purchase, sale and exchange activity. The Acquiring Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Acquiring Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Acquiring Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Acquiring Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Acquiring Fund shares, the Acquiring Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Acquiring Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Acquiring Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Acquiring Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Acquiring Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Acquiring Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Acquiring Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Acquiring Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Acquiring Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Acquiring Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Acquiring Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Acquiring Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Acquiring Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

DIVIDENDS, DISTRIBUTIONS AND TAXES

      Income dividends and capital gains distributions, if any, declared by the Acquiring Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Acquiring Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

      If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Acquiring Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Acquiring Fund.

      While it is the intention of the Acquiring Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Acquiring Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Acquiring Fund's return of capital distributions for the period will be made after the end of each calendar year.

      You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Acquiring Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Acquiring Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the Acquiring Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if, in general, such distributions are derived from, and designated by the Acquiring Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations".

      Other distributions by the Acquiring Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

      Investment income received by the Acquiring Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Acquiring Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Acquiring Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Acquiring Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

      Under certain circumstances, if the Acquiring Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Acquiring Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

      If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

      The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

      Each year shortly after December 31, the Acquiring Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund's SAI for information on how you will be taxed as a result of holding shares in the Fund.

                                   Appendix G

               COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATION

      The following information provides only a summary of the key features of the organizational structure and governing documents of the Acquired Fund and the Acquiring Fund. The Acquiring Fund is a series of the Company, an open-end management investment company organized as a Maryland corporation. The Charter and Bylaw provisions that govern the Company apply to the Acquiring Fund. The Acquired Fund is a closed-end management investment company organized as a Maryland corporation. It is governed by the Acquiring Fund's Charter and Bylaw provisions. Certain differences in the respective Charter and Bylaw provisions of the Acquiring Fund and the Acquired Fund are noted below. Each Fund's shareholders have the rights due to them under Maryland law.

Shareholder Meetings

      Each Fund has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of Directors. Under Maryland law, unless a charter provides otherwise (which the Company's do not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. The Acquired Fund has opted into section 3-804 of the Maryland General Corporation Law, which provides that a director may only be removed by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors. Under the Bylaws of the Company, a special meeting of shareholders may be called by the secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Under the Charter and Bylaws of the Acquired Fund, a special meeting of shareholders may also be called by the secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

      For the Company, and with respect to the Acquiring Fund, the presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at any meeting of shareholders on any matter shall constitute a quorum. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast or, with respect to any matter requiring a class vote, the affirmative vote of a majority of the votes cast of each class entitled to vote as a class on the matter, shall decide any question brought before such meeting, except as otherwise required by law. For the Acquired Fund, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast shall constitute a quorum. When a quorum is present at any meeting, a director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, except as otherwise required by law. The Acquired Fund's Charter provides that the conversion of the Fund from a closed-end fund to an open-end fund, and any amendment to the Charter to effect any such conversion, requires the affirmative vote of two-thirds of the outstanding shares.

Shares of the Funds

      The Acquired Fund's Charter authorizes the issuance of a set number of shares of capital stock, and permits the Acquired Fund to issue shares in fractional denominations to the same extent as its whole shares, with such fractional shares having proportionate rights. The Company's Charter authorizes a set number of shares, and the Company may issue shares of stock in fractional denominations to the same extent as its whole shares, with such fractional shares having proportionate rights. The Directors of the Company may classify any unissued shares of common stock in one or more series or classes of stock.

      The Company's Charter provides that no shareholder is entitled to any preemptive rights except as the Board may establish. Shareholders of the Acquired Fund are also not entitled to preemptive rights except as the Board may establish. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of the Fund can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors.

      The Acquired Fund holds annual meetings of shareholders. The Acquired Fund's Bylaws provide that annual meeting of stockholders for the election of directors and the transaction of business shall be held on a date and time set by the Board. The Company is not required to, and does not, hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Company is required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if the Acquiring Fund seeks to change its fundamental investment policies.

Dividends and Distributions

      For each Fund, dividends may be authorized by the Board and declared by the Fund at any time, and the amount and number of capital gains distributions paid to shareholders during each fiscal year are determined by the Board. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law. For the Acquiring Fund, each share class is entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another series of the Company or class, as may be authorized from time to time by the Board.

      A shareholder of the Acquiring Fund may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

      The respective Charter and Bylaws of each of the Company and the Acquired Fund provide for the indemnification of officers and Directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to the Company or the Acquired Fund, as applicable, or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its Directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter of each of the Company and the Acquiring Fund contains such a provision that eliminates Directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to the Company or the Acquired Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   Appendix H

                                 CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of the Funds as of August 31, 2015, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of August 31, 2015:

                                      Acquiring Fund     Pro Forma    Combined Fund
                     Acquired Fund    (Advisor Class)   Adjustments   (Advisor Class)
                                                                      (pro forma)(1)
                     ---------------- ----------------- ------------------------------
Total Net Assets     $1,780,581,036               $0           $(0)   $1,780,581,036

Shares Outstanding      215,835,608                0            (0)      215,835,608(2)

NAV Per Share                 $8.25               $0             --            $8.25

--------
(1) Assumes the Acquisition was consummated on August 31, 2015 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that will actually be received on or after such date.

(2) In connection with the Acquisition, shares of the Acquiring Fund will be issued to the shareholders of the Acquired Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of August 31, 2015.

                                   Appendix I

                          SHARE OWNERSHIP INFORMATION

Shares Outstanding

      As of August 31, 2015, the Acquired Fund had 215,835,608 shares of common stock outstanding.

Ownership of Shares

      As of August 31, 2015, the Directors and officers of the Acquired Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Acquired Fund. To the knowledge of the Acquired Fund, the following table shows the persons owning as of August 31, 2015 either of record or beneficially, 5% or more of the outstanding shares of the Acquired Fund. As of August 31, 2015, no shareholders may be deemed to "control" the Acquired Fund. "Control" for this purpose is the ownership of more than 25% of the Acquired Fund's voting securities.

Name and Address                           Number of Outstanding   Percentage of Outstanding
 of Shareholder                                 Shares Owned             Shares Owned
---------------                                 ------------             ------------
Karpus Management, Inc., d/b/a Karpus         16,824,591                      7.80%
Investment Management, 183 Sully's Trail
Pittsford, New York  14534

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                               EASY VOTING OPTIONS:

                                                     VOTE ON THE INTERNET
                                                          Log on to:
                                                     www.proxy-direct.com
                                                     --------------------
                                                     or scan the QR code
                                              Follow the on-screen instructions
                                                      available 24 hours

                                                        VOTE BY PHONE
                                                     Call 1-800-337-3503
                                               Follow the recorded instructions
                                                      available 24 hours


                                                         VOTE BY MAIL
                                             Vote, sign and date this Proxy Card
                                                and return in the postage-paid
                                                           envelope


                                                        VOTE IN PERSON
                                                  Attend Shareholder Meeting
                                                 1345 Avenue of the Americas
                                                      New York, NY 10105
                                                     on February 1, 2016




                  Please detach at perforation before mailing.



PROXY CARD             ALLIANCEBERNSTEIN INCOME FUND, INC.                 PROXY
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned shareholder of AllianceBernstein Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on Monday, February 1, 2016, at 3:00 p.m., Eastern Time at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement/Prospectus and revokes any proxy heretofore given with respect to the Meeting.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

                        VOTE VIA THE INTERNET: www.proxy-direct.com
                        VOTE VIA THE TELEPHONE:  1-800-337-3503
                        -----------------    ------------------
                        -----------------    ------------------



                        Note:  Please  sign exactly as your name(s) appear(s) on
                        this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                        ----------------------------------
                        Signature and Title, if applicable


                        ----------------------------------
                        Signature (if held jointly)


                        ----------------------------------
                        Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

     Important Notice Regarding the Availability of Proxy Materials for the
                      AllianceBernstein Income Fund, Inc.
        Special Meeting of Shareholders to Be Held on February 1, 2016.

     The Proxy Statement and Proxy Card for this meeting are available at:
                         www.proxy-direct.com/all-27135



                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD







                  Please detach at perforation before mailing.



PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  [X]

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE PROPOSAL.

                                                   FOR       AGAINST     ABSTAIN
                                                   [_]         [_]         [_]

1. To approve an Agreement and Plan of Acquisition and Dissolution providing for the acquisition of all of the assets of AllianceBernstein Income Fund, Inc. (the "Acquired Fund") in exchange for shares of common stock of AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc., a Maryland corporation and an open-end investment company, assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the dissolution of the Acquired Fund.








         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

                   -----------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                November 4, 2015



                           For the Reorganization of:

                      AllianceBernstein Income Fund, Inc.
                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                                      INTO

                                AB Income Fund,
                         a series of AB Bond Fund, Inc.
                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                   -----------------------------------------

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November 4, 2015 relating to the Special Meeting of Shareholders of AllianceBernstein Income Fund, Inc. (the "Acquired Fund"), to be held at 3:00 p.m. Eastern time at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York l0105, on February 1, 2016 (the "Meeting"). The purpose of the Meeting is to seek approval of the Acquired Fund's shareholders of an Agreement and Plan of Acquisition and Dissolution (the "Plan") providing for the acquisition of all of the assets of the Acquired Fund, a closed-end management investment company, in exchange for shares of common stock of AB Income Fund (the "Acquiring Fund"), a series of AB Bond Fund, Inc., an open-end management investment company, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the "Acquisition"). Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

      o the transfer of all of the assets of the Acquired Fund in exchange for Advisor Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

      o the distribution of the Advisor Class shares of the Acquiring Fund received by the Acquired Fund to shareholders of the Acquired Fund; and

      o     the complete liquidation and dissolution of the Acquired Fund.

      Shareholders of the Acquired Fund at the time of the Acquisition will become Advisor Class shareholders of the Acquiring Fund. If the Plan is approved by the Acquired Fund's shareholders at the Meeting, the Acquisition is expected to occur during the first quarter of 2016.

      The Proxy Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.


By mail:        c/o AllianceBernstein Investor Services, Inc.
                P.O. Box 786003
                San Antonio, TX 78278-6003

By phone:       (800) 221-5672


      All of this additional information is also available in documents filed with the Securities and Exchange Commission (the "SEC"). You may view or obtain these documents from the SEC:

In person:     at the SEC's Public Reference Room in Washington, DC

By phone:      1-202-551-8090 (for information on the operations of
               the Public Reference Room only)

By mail: Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet: www.sec.gov

      In addition, reports, proxy statements and other information concerning the Acquired Fund may be inspected at the New York Stock Exchange.

                               TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS                                         3
FINANCIAL INFORMATION                                                          3


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      This Statement of Additional Information, which supplements and is related to the Proxy Statement/Prospectus, is accompanied by and incorporates by reference the Statement of Additional Information of the Acquiring Fund dated November 4, 2015 (Filed on ___________, 2015; Accession No. _______________),
as supplemented or amended to the date hereof.

                             FINANCIAL INFORMATION

      This Statement of Additional Information is accompanied by the documents referenced below, which contain historical financial information regarding the Acquired Fund. The Acquiring Fund is newly formed and has not yet commenced operations.

      o The annual report to shareholders for the Acquired Fund, which contains audited financial statements and the related independent registered public accounting firm's report for the Acquired Fund for the fiscal year ended December 31, 2014; and

      o The semi-annual report of the Acquired Fund, which contains unaudited financial statements for the six-month period ended June 30, 2015.

      The Acquiring Fund is recently formed and has not prepared or filed any shareholder reports.

      No pro forma financial statements have been prepared and included relating to the Acquisition of the Acquired Fund into the Acquiring Fund because the Acquiring Fund is a newly organized fund and does not have any assets or liabilities as of the date hereof.

                                     PART C
                               OTHER INFORMATION

ITEM  15.   Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Article IX of the Registrant's Amended and Restated By-laws filed as Exhibit (2) in response to Item 16 and Section 10(a) of the Distribution Services Agreement filed as Exhibit (7)(a) in response to Item 16, all as set forth below.

            The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (6) in response to
            Item 16, as set forth below.

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

            (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BYLAWS READS AS FOLLOWS:

      To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

      Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 10(a) of the Distribution Services Agreement reads as follows:

            Section 10. Indemnification.

                  (a) The Fund agrees to indemnify, defend and hold the
            Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless form and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement or Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything therein contained by so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Fund's agreement to indemnify the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 10. The Fund will be entitled to assume the defense of any such suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

Section 4 of the Investment Advisory Contract reads as follows:

            4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  The foregoing summaries are qualified by the entire text of
            Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Amended and Restated By-laws, the Investment Advisory Contract between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. ("ABI").

                  Insofar as indemnification for liabilities arising under the
            Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  The Registrant participates in a joint directors liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 16.    Exhibits

      (1)   (a)   Articles of Amendment and Restatement to Articles of
                  Incorporation of the Registrant dated, February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit
                  (a) to Post-Effective Amendment No. 87 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 2-48227 and
                  811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (b) Articles of Amendment to Articles of Incorporation of the Registrant, dated November 2, 2007 and filed June 18, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 89 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 28, 2009.

            (c) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 30, 2009 and filed December 3, 2009
                  - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 93 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 21, 2009.

            (d) Articles Supplementary to Articles of Incorporation of the Registrant, dated December 17, 2009 and filed December 21, 2009 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 95 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 26, 2010.

            (e) Articles of Amendment to Articles of Incorporation of the Registrant, dated September 22, 2010 and filed September 22, 2010 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 99 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 28, 2011.

            (f) Articles Supplementary to Articles of Incorporation of the Registrant, dated September 21, 2011 and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 103 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on September 23, 2011.

            (g) Articles Supplementary to Articles of Incorporation of the Registrant, dated January 6, 2012 and filed January 12, 2012 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (h) Articles Supplementary to Articles of Incorporation of the Registrant, dated March 5, 2013 and filed March 6, 2013 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (i) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 21, 2013 and filed November 25, 2013 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 119 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 11, 2013.

            (j) Articles Supplementary to Articles of Incorporation of the Registrant, dated December 30, 2013 and filed January 13, 2014
                  - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 122 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2014.

            (k) Articles Supplementary to Articles of Incorporation of the Registrant, dated February 6, 2014 and filed February 7, 2014
                  - Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 123 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on February 12, 2014.

            (l) Articles Supplementary to Articles of Incorporation of the Registrant, dated April 22, 2014 and filed April 22, 2014 - Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.

            (m) Articles Supplementary to Articles of Incorporation of the Registrant, dated November 11, 2014 and filed December 1, 2014
                  - Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 131 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 12, 2014.

            (n) Articles of Amendment to Articles of Incorporation of the Registrant, dated December 12, 2014 and filed December 12, 2014 -Incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 133 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 30, 2015.

            (o) Articles of Amendment to Articles of Incorporation of the Registrant, effective January 20, 2015 and filed January 20, 2015 - Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 133 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 30, 2015.

            (p) Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2015 and filed August 6, 2015 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 139 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 10, 2015.

      (2) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits of the Registrant's Semi-Annual Report on Form NSAR-A (File No. 811-02383), filed with the Securities and Exchange Commission on May 30, 2006.

      (3)   Voting Trust Agreements - Not applicable.

      (4) Form of Agreement and Plan of Acquisition and Dissolution - filed as Appendix A to the Proxy Statement/Prospectus.

      (5) Instruments defining the rights of holders of the securities being registered - Not applicable.

      (6) Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended December 29, 1992, July 1, 1999, September 7, 2004, June 14, 2006, December 16,
            2009, February 4, 2010, December 7, 2011, May 1, 2013, December 11,
            2013, May 7, 2014 and July 15, 2014 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 129 of the Registrant's Registration Statement on Form N-1A (file Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 28, 2014.

      (7)   (a)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.), dated as of July 22, 1992, as amended, April 30, 1993 - Incorporated by reference to
                  Exhibit 6(a) to Post-Effective Amendment No. 65 of the
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  2-48227 and 811-02383), filed with the Securities and Exchange
                  Commission on October 31, 1997.

            (b) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated as of June 4, 1996 - Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 31, 1996.

            (c) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 31, 2003.

            (d) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.), dated as of December 16, 2004 - Incorporated by reference to Exhibit (e)(4) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (e) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated as of June 14, 2006 - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (f) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (g) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (h) Selected Dealer Agreement between Alliance Bernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (i) Loading Fund Operating Agreement between Alliance Bernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1-A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (j) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (k) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(11) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 18, 2009.

            (l) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated as of August 9, 2013 - Incorporated by reference to Exhibit
                  (e)(12) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.

      (8) Bonus, profit sharing, pension or other similar contracts or arrangements - Not applicable.

      (9) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

      (10)  (a)   Rule 12b-1 Plan - See Exhibit (7)(a) hereto.

            (b) Amended and Restated Rule 18f-3 Plan, dated August 9, 2013 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 126 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on April 28, 2014.

      (11) Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered - Filed herewith.

      (12) Opinion and Consent of Seward & Kissel LLP as to Tax matters - To be filed by amendment.

      (13)  (a)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. (formerly known as
                  Alliance Fund Services, Inc.), dated as of September 14, 1988
                  - Incorporated by reference to Exhibit 9 to Post-Effective
                  Amendment No. 65 of the Registrant's Registration Statement on
                  Form N-1A (File Nos. 2-48227 and 811-02383), filed with the
                  Securities and Exchange Commission on October 31, 1997.

            (b) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc., dated as of June 14, 2006 - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2007.

            (c) Form of Expense Limitation Undertaking by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.), with respect to Quality Bond Portfolio - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on January 31, 2005.

            (d) Form of Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Government Reserves Portfolio - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 115 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on March 19, 2013.

            (e) Form of Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Tax-Aware Fixed Income Portfolio - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 119 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 11, 2013.

            (f) Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein Credit Long/Short Portfolio, dated May 7, 2014 - Incorporated by reference to Exhibit
                  (h)(6) to Post-Effective Amendment No. 129 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 28, 2014.

            (g) Expense Limitation Agreement by AllianceBernstein L.P. with respect to AllianceBernstein High Yield Portfolio, dated July 15, 2014 - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 129 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 28, 2014.

      (14) Consent of Independent Registered Public Accounting Firm - Filed herewith.

      (15) Financial statements omitted pursuant to Item 14(a)(1). - Not applicable.

      (16)  Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 139 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on August 10, 2015.

ITEM 17.    Undertakings.

      (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES
                                   ----------

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 28th day of September, 2015.

                                                   AB BOND FUND, INC.

                                                   By:    /s/ Robert M. Keith
                                                          ---------------------
                                                          Robert M. Keith
                                                          President

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

            Signature                     Title              Date
            ---------                     -----              ----

(1)         Principal Executive Officer:

            /s/ Robert M. Keith          President and       September 28, 2015
            ---------------------        Chief Executive
            Robert Keith                 Officer


(2)         Principal Financial and
            Accounting Officer:

            /s/ Joseph J. Mantineo       Treasurer           September 28, 2015
            ----------------------       and Chief
            Joseph J. Mantineo           Financial Officer


(3)         Directors:
            ----------

            John H. Dobkin*
            Michael J. Downey*
            William H. Foulk, Jr.*
            D. James Guzy*
            Nancy P. Jacklin*
            Robert M. Keith*
            Garry L. Moody*
            Marshall C. Turner, Jr.*
            Earl D. Weiner*

            *By:    /s/ Stephen J. Laffey                    September 28, 2015
                    -----------------------
                    Stephen J. Laffey
                    (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.             Description of Exhibits
-----------             -----------------------

(11)                    Opinion and Consent of Seward & Kissel LLP

(14)                    Consent of Independent Registered Public Accounting Firm